As filed with the U.S. Securities and Exchange Commission on January 27, 2014
Securities Act File (No. 333-151800)
Investment Company Act File (No. 811-22211)

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933	[ x ]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 10	[ x ]

and/or

Registration Statement under the Investment Company Act of 1940	[ x ]

Amendment No. 12	[ x ]
(Check appropriate box or boxes)

IVA FIDUCIARY TRUST
(Exact Name of Registrant Specified in Charter)

717 Fifth Avenue, 10th Floor
New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (212) 584-3570

Michael W. Malafronte
International Value Advisers, LLC
717 Fifth Avenue, 10th Floor
New York, NY 10022
(Name and Address of Agent for Service)

Copies to:

Michael S. Caccese, Esq.	Brian F. Link, Esq.
K&L Gates LLP	State Street Bank and Trust Company
State Street Financial Center	Mail Code: JHT 1593
One Lincoln Street	200 Clarendon Street
Boston, Massachusetts 02111-2950	Boston, MA 02116

It is proposed that this filing will become effective (check appropriate box):
[ ]	Immediately upon filing pursuant to paragraph (b)	[ x ]	On January 31, 2014 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)	[ ]	On (date) pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

IVA WORLDWIDE FUND

Share Class	Ticker Symbol

Class A	IVWAX
Class C	IVWCX
Class I	IVWIX

IVA INTERNATIONAL FUND

Share Class	Ticker Symbol

Class A	IVIOX
Class C	IVICX
Class I	IVIQX

PROSPECTUS

January 31, 2014

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

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IVA FUNDS

IVA Worldwide Fund
IVA International Fund

TABLE OF CONTENTS

FUND SUMMARIES
IVA Worldwide Fund	S-1
IVA International Fund	S-6

BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO
BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	S-11

MORE INFORMATION ABOUT THE FUNDS		1
A Further Discussion of Principal Risks		1
Disclosure of Portfolio Holdings		5

MANAGEMENT
Investment Adviser		5
Portfolio Managers		5

SHAREHOLDER INFORMATION
How Fund Share Prices Are Calculated		7
How to Purchase Shares		8
Householding		9
Minimum Account Size		10
Systematic Investment Program		10
Retirement Plans		10
Customer Identification Program		10
Investment Options - Class A, Class C and Class I Shares		10
How to Redeem or Exchange Shares		12
Systematic Exchange Program		14
Conversion of Shares		14
Redeeming Your Shares - Additional Information		14
Systematic Withdrawal Plan		15
Dividend Reinvestment Program		15
Dividends, Distributions and Taxes		15
Frequent Purchases and Sales of Fund Shares		17

DISTRIBUTION ARRANGEMENTS
Distribution and Servicing (12b-1) Plans		18
Initial Sales Charge - Class A Shares		18
Contingent Deferred Sales Charge		19
Rights of Accumulation (Breakpoints)		19
Letter of Intent		19
Reinstatement Privilege		19
Method of Valuation of Accounts		20
Sales at Net Asset Value		20
Required Shareholder Information and Records		20
Payments to Financial Firms		20

FINANCIAL HIGHLIGHTS		21

PRIVACY POLICY		28

USEFUL SHAREHOLDER INFORMATION	Back cover

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FUND SUMMARY

IVA Worldwide Fund

Investment Objective

The IVA Worldwide Fund (the “Worldwide Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Worldwide Fund. You may qualify for a sales charge discount on Class A shares of the Worldwide Fund if you or your family invest at least $25,000 in one or more Funds that are series of the IVA Funds. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page 18 of the Prospectus.

	Class A	Class C	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price) (on Class A purchases of $1 million or more)	0.75%	1.00%	None
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.12%	0.12%	0.12%

Total Annual Fund Operating Expenses	1.27%	2.02%	1.02%

Example. This Example is intended to help you compare the costs of investing in the Worldwide Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Worldwide Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Worldwide Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$623	$882	$1,161	$1,957
Class C Shares	$305	$633	$1,088	$2,348
Class I Shares	$104	$324	$563	$1,247

You would pay the following expenses if you did not redeem your Class C shares of the Worldwide Fund:

	1 Year	3 Years	5 Years	10 Years

Class C Shares	$205	$633	$1,088	$2,348

Portfolio Turnover

The Worldwide Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Worldwide Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Worldwide Fund’s performance. During the most recent fiscal year, the Worldwide Fund’s portfolio turnover rate was 26.3% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the Worldwide Fund primarily seeks investment opportunities in companies of any capitalization that International Value Advisers, LLC, the Fund’s investment adviser (the “Adviser”) believes have fundamental value, financial strength and stability. The Worldwide Fund may, however, invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 40%, of the Worldwide Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Worldwide Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the Worldwide Fund may seek investments in the equity securities of companies in industries that the Adviser believes to be temporarily depressed. The Worldwide Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the Worldwide Fund at the time of investment. If the Worldwide Fund’s position in one of the below referenced securities exceeds 5% of the Worldwide Fund’s total assets after the time of investment, the Worldwide Fund may continue to hold such securities.

As part of its principal investment strategies, the Worldwide Fund intends to invest in: (a) foreign and domestic common and preferred equity securities and American Depositary Receipts (“ADRs”); (b) foreign and domestic fixed income securities; and (c) precious metals, primarily through gold bullion and gold mining securities. The Fund may invest in fixed income securities of any credit quality, including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by S&P, commonly referred to as “junk bonds”). Under normal circumstances, the Worldwide Fund will invest in the following fixed income securities: notes, bills and debentures, bank debt obligations and structured notes, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. Any investments in unrated bonds will be evaluated by the Adviser to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the Worldwide Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The Worldwide Fund may purchase precious metals in any form (bullion and coins or contract form). The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The Worldwide Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Worldwide Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The Worldwide Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Worldwide Fund, and the Fund’s performance could trail that of other investments. The Worldwide Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. An investment in the Worldwide Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk. Risks associated with investments in fixed income securities include credit risk, interest rate risk, liquidity risk and the risk of default, particularly with respect to high yield securities.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Worldwide Fund may lose more money than it invested in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the Worldwide Fund invests may underperform  returns from the various general securities markets or different asset classes. This may cause the Worldwide Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the Worldwide Fund.

Large-Capitalization Investing. Large-capitalization stocks as a group could fall out of favor with the market, causing the Worldwide Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the Worldwide Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Worldwide Fund’s portfolio managers’ judgments about asset allocations may not be correct and could adversely affect the Worldwide Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Worldwide Fund.

Small and Mid-Capitalization Investing. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. The Worldwide Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the Worldwide Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the Worldwide Fund in any tax year, must not exceed 10% of the Worldwide Fund’s gross income for such year. If the Worldwide Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Worldwide Fund to its shareholders would be treated as dividend income. This tax requirement may cause the Worldwide Fund to hold or sell precious metals or securities when it would not otherwise do so.

U.S. Government Regulation Risk. The 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has resulted in significant revisions of the U.S. financial regulatory framework. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Worldwide Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Performance

The bar chart and table below provide some indication of the risks of investing in the Worldwide Fund by illustrating the variability of the Worldwide Fund’s returns during the years since inception. The bar chart shows the returns for Class A shares of the Worldwide Fund for the last five calendar years. The table shows how the Worldwide Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The Worldwide Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated Worldwide Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Years Ended December 31)

The best calendar quarter return during the period shown above was 14.53% in the second quarter of 2009; the worst was -10.18% in the third quarter of 2011.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class C and Class I will vary. Average Annual Total Returns for Class A reflect a sales charge and Average Annual Total Returns for Class C reflect a sales charge if you redeemed your investment within one year.

Average Annual Total Returns
(for the periods ended December 31, 2013)

			Life of Fund
	One Year	Five Years	(October 1, 2008)

IVA Worldwide Fund - Class A
Return Before Taxes	11.06%	10.80%	10.85%
Return After Taxes on Distributions	9.89%	9.92%	9.99%
Return After Taxes on Distributions and Sale of Fund Shares	7.06%	8.58%	8.63%

IVA Worldwide Fund - Class C
Return Before Taxes	15.05%	11.12%	11.09%

IVA Worldwide Fund - Class I
Return Before Taxes	17.20%	12.23%	12.20%

MSCI All Country World Index (Net) (reflects no deduction for fees, expenses, or taxes)	22.80%	14.92%	8.78%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the Worldwide Fund.

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle are primarily responsible for the day-to-day management of the Worldwide Fund. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the Worldwide Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Worldwide Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page S-11 of the Prospectus.

FUND SUMMARY

IVA International Fund

Investment Objective

The IVA International Fund (the “International Fund”) will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Fund. You may qualify for a sales charge discount on Class A shares of the International Fund if you or your family invest at least $25,000 in one or more Funds that are series of the IVA Funds. More information about discounts is available from your financial consultant and in Distribution Arrangements starting on page 18 of the Prospectus.

	Class A	Class C	Class I

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price) (on Class A purchases of $1 million or more)	0.75%	1.00%	None
Redemption Fee (as a percentage of the amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%
Annual Class Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.11%	0.11%	0.11%

Total Annual Fund Operating Expenses	1.26%	2.01%	1.01%

Example. This Example is intended to help you compare the costs of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A Shares	$622	$879	$1,156	$1,947
Class C Shares	$304	$630	$1,083	$2,337
Class I Shares	$103	$321	$557	$1,234

You would pay the following expenses if you did not redeem your Class C shares of the International Fund:

	1 Year	3 Years	5 Years	10 Years

Class C Shares	$204	$630	$1,083	$2,337

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when International Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 40.1% of the average value of its portfolio.

Principal Investment Strategies

To achieve its investment objective, the International Fund primarily seeks investment opportunities in companies of any capitalization that International Value Advisers, LLC, the Fund’s investment adviser (the “Adviser”) believes have fundamental value, financial strength and stability. The International Fund may, however, invest in companies with fundamental value that do not have the other characteristics.

The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 65%, of the International Fund’s total assets in equity and debt securities issued by foreign companies and governments. The Adviser may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, as well as in companies operating in developed countries, such as those of Canada, Japan and Western Europe.

The International Fund identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions and other macro factors when assessing potential investment opportunities. For these reasons, the International Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed. The International Fund determines an issuer’s economic ties to a particular country based on the location where such issuer is headquartered or incorporated, and the location from where the issuer derives at least 50% of its revenues or profits, if such location is other than the location where such issuer is headquartered or incorporated.

Under normal circumstances, no one position in equity securities will exceed 5% of the total assets of the International Fund at the time of investment. If the International Fund’s position in one of the below referenced securities exceeds 5% of the International Fund’s total assets after the time of investment, the International Fund may continue to hold such securities.

As part of its principal investment strategies, the International Fund intends to invest in: (a) foreign and domestic common and preferred equity securities and American Depositary Receipts (“ADRs”); (b) foreign and domestic fixed income securities; and (c) precious metals, primarily through gold bullion and gold mining securities. The Fund may invest in fixed income securities of any credit quality, including those rated investment grade (rated in one of the four highest ratings categories by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) and those considered high-yield and rated below investment grade (rated Ba or lower by Moody’s or BB or lower by S&P, commonly referred to as “junk bonds”). Under normal circumstances, the International Fund will invest in the following fixed income securities: notes, bills and debentures, bank debt obligations and structured notes; high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities and structured notes (Rule 144A securities are restricted securities that can be resold to qualified  institutional buyers but not to the general public); and securities issued by supranational organizations and sovereign debt securities. Any investments in unrated bonds will be evaluated by the Adviser to determine the comparative credit quality of the unrated debt. In selecting debt securities to achieve the International Fund’s investment objective, the Adviser will consider the likelihood of default and the potential for capital appreciation. The International Fund may purchase precious metals in any form (bullion and coins or contract form). The Fund intends, however, to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds.

The Adviser will consider selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

The International Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The International Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for speculative (i.e., non-hedging) purposes. The International Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the International Fund, and the Fund’s performance could trail that of other investments. The International Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective. An investment in the International Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Debt Securities Risk. Risks associated with investments in fixed income securities include credit risk, interest rate risk, liquidity risk and the risk of default, particularly with respect to high yield securities.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, foreign exchange risk and management risk. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the International Fund may lose more money than it invested in the derivative. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets.

Investment Style Risk. The returns from the types of securities in which the International Fund invests may underperform  returns from the various general securities markets or different asset classes. This may cause the International Fund to underperform other investment vehicles that invest in different asset classes.

Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of the International Fund.

Large-Capitalization Investing. Large-capitalization stocks as a group could fall out of favor with the market, causing the International Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. This is the risk that the International Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the International Fund’s portfolio managers’ judgments about asset allocations may not be correct and could adversely affect the International Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Rule 144A Securities Risk. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the International Fund.

Small and Mid-Capitalization Investing. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. The International Fund’s NAV, like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in the International Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by the International Fund in any tax year, must not exceed 10% of the International Fund’s gross income for such year. If the International Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the International Fund to its shareholders would be treated as dividend income. This tax requirement may cause the International Fund to hold or sell precious metals or securities when it would not otherwise do so.

U.S. Government Regulation Risk. The 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has resulted in significant revisions of the U.S. financial regulatory framework. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the International Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable.

Performance

The bar chart and table below provide some indication of the risks of investing in the International Fund by illustrating the variability of the International Fund’s returns during the years since inception. The bar chart shows the returns for Class A shares of the International Fund for the last five calendar years. The table shows how the International Fund’s average annual total returns for certain time periods compare to those of a broad-based securities market index. The returns in the bar chart are for Class A Shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The International Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated International Fund performance can be obtained by visiting www.ivafunds.com or by calling (866) 941-4482 (toll free).

Year by Year Returns (Years Ended December 31)

The best calendar quarter return during the period shown above was 14.17% in the second quarter of 2009; the worst was -9.01% in the third quarter of 2011.

After-tax returns in the table below are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only, and the after-tax returns for Class C and Class I will vary. Average Annual Total Returns for Class A reflect a sales charge and Average Annual Total Returns for Class C reflect a sales charge if you redeemed your investment within one year.

Average Annual Total Returns
(for the periods ended December 31, 2013)

			Life of Fund
	One Year	Five Years	(October 1, 2008)

IVA International Fund - Class A
Return Before Taxes	9.82%	10.51%	10.51%
Return After Taxes on Distributions	8.62%	9.55%	9.57%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	8.32%	8.33%

IVA International Fund - Class C
Return Before Taxes	13.71%	10.83%	10.74%

IVA International Fund - Class I
Return Before Taxes	15.88%	11.94%	11.87%

MSCI All Country World Ex U.S. Index (Net) (reflects no deduction for fees, expenses, or taxes)	15.29%	12.81%	6.89%

Investment Adviser

International Value Advisers, LLC is the investment adviser of the International Fund.

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle are primarily responsible for the day-to-day management of the International Fund. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the International Fund since its inception.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling International Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page S-11 of the Prospectus.

BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Buying and Selling Fund Shares

As of the close of business on February 18, 2011, Class A, Class C and Class I shares of the Funds are closed to new investors, subject to the limited exceptions described in the “Shareholder Information” section of the Prospectus. You may redeem shares of the Funds, and if the Funds generally open to new investors or for investors eligible for the limited exceptions from the Funds’ close, you may purchase shares of the Funds each day the New York Stock Exchange (the “NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or contact IVA Funds by telephone at (866) 941-4482, by regular mail to IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, by express, certified or registered mail to IVA Funds c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021, or by the Internet at www.ivafunds.com. Each Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

	Class A	Class C	Class I

Minimum Initial Investment	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$5,000 for all accounts except IRAs, which require a minimum initial investment of $1,000	$1,000,000 for all accounts

Minimum Additional Investment	$100 for all accounts	$100 for all accounts	$100 for all accounts

Tax Information

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent that a Fund in which you invest makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth above in the respective “Fund Summary.” This section provides additional information about the Funds’ investments and certain portfolio management techniques the Funds’ management team may use, as well as the principal risks that may affect a Fund’s portfolio. The International Fund will generally invest in markets outside the United States, and the Worldwide Fund will invest globally, including the United States.

In seeking to achieve the Funds’ investment objectives, the Funds’ management team also may invest in various types of securities and engage in various investment practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. Additional information about these other investments and portfolio management techniques and their associated risks is more extensively discussed in the Funds’ Statement of Additional Information (the “SAI”), which is available without charge upon request as described on the back cover of this Prospectus. Each Fund is a series of IVA Fiduciary Trust, a Massachusetts business trust (the “Trust”). Each Fund’s investment objective may be changed by the Board without shareholder approval upon 60 days’ prior written notice.

In order to try to mitigate the risk of impairment of capital, both Funds will consider investments in fixed-income securities of U.S. or foreign issuers, which may provide some income and, in certain cases, a potential for long-term growth of capital. There is no guarantee that either Fund will successfully avoid the risk of impairment of capital.

Other asset classes with different correlations to the economy or the stock market will be considered to provide further diversification and to seek downside protection in a difficult stock market. These include distressed debt securities, bank loans, real estate related securities, commodities futures, municipal bonds, exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”) and auction market preferred securities (“AMPS”). Distressed debt securities provide downside protection in a difficult stock market because distressed debt is generally considered a special class of securities that has a low correlation with other securities in the stock market, which in turn provides diversification. The ETFs in which the Funds may invest may themselves invest in or have exposure to commodities, or may provide returns generally based on a multiple of an index as well as the inverse of a multiple of an index. Passively managed ETFs generally seek to replicate the performance of a specified index. The Funds may also invest in actively managed ETFs that do not seek to replicate the performance of a specified index. Certain ETFs are subject to tracking error and may be unable to sell poorly performing stocks that are included in their index. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs may be more subject to daily stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the ETFs underlying securities change.

The Funds also may use derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates. The Funds may invest in derivatives to hedge exposure to certain markets and for speculative (i.e., non-hedging) purposes. The Funds also seek to enhance their return by managing their exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts.

The Funds will not engage in selling short as a principal investment strategy and each Fund will use a de minimis amount of its total assets for short sales. The costs associated with selling short are not anticipated to exceed 2% of net assets.

When deemed appropriate by the Adviser for short term investment or defensive purposes, a Fund may hold up to 100% of its assets in cash and equivalents including, government obligations in the local currency of any developed country (including the U.S.), commercial paper and certificates of deposit. To the extent that a Fund employs a temporary defensive measure due to adverse market, economic, political or other conditions, the Fund may not achieve its investment objective.

A Further Discussion of Principal Risks

The Funds are subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Funds’ NAV, yield, total return and ability to meet their investment objectives. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

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Debt Securities Risk. Fixed income securities include bonds, notes, bills, debentures, bank debt obligations, preferred stock, convertible securities, Rule 144A securities, structured notes, securities issued by supranational organizations and sovereign debt securities. The following describes the risks associated with investments in fixed income securities:

Credit Risk

This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely payments of interest or principal. This risk is magnified for lower-rated debt securities, such as high yield securities.

High yield securities are considered predominantly speculative with respect to the ability of the issuer to make timely payments of interest or principal. In addition, funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are in default may be subject to greater credit risk because of such investments.

Interest Rate Risk

This is the risk that changes in interest rates will affect the value of a Fund’s fixed income investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. Funds that generally invest a significant portion of their assets in higher-rated fixed income securities, however also are subject to this risk. Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities.

High Yield Securities Risk

High yield securities, also known as “junk bonds,” are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered below investment grade quality, one of the major rating agencies must have rated the security below its top four rating categories (i.e., BBB/Baa or higher) at the time a Fund acquires the security or, if the security is unrated, the manager must have determined it to be of comparable quality. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-rated debt securities, and a Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon the manager’s credit analysis than would be the case if the Fund were investing in higher-rated securities. The issuers of these securities may be in default at the time of the Fund’s investment, or have a currently identifiable vulnerability to default on their interest or principal payments, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. Securities that are in default are rated Caa or lower by Moody’s or D by S&P.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Yields on high yield securities will fluctuate. If an issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher-rated securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of a Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities generally.

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For a discussion of the Funds’ policies regarding the ratings of investment securities and the use of nationally recognized statistical rating organizations, such as Moody’s and S&P, please see the “Securities Ratings” section in the SAI.

Derivative Investment Risk. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and management risk. They also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, or that the counterparty to a derivative contract might default on its obligations. A small investment in a derivative could have a relatively large positive or negative impact on the performance of a Fund, potentially resulting in losses to Fund shareholders.

Other risks, such as liquidity risk, arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the SAI.

Emerging Markets Risk. Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets generally are less liquid and less efficient than developed securities markets. Certain emerging markets are also subject to the possibility of nationalization, expropriation or confiscatory taxation. Trading in emerging market countries can be expensive. To the extent a Fund invests in emerging markets, the value of Fund shares may be particularly sensitive to changes in the economics of such countries.

Foreign Securities Risk. Foreign securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the securities in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, a foreign market’s performance can diverge from the U.S. market due to potentially higher risks of adverse issuer, political, regulatory, market, and economic developments.

Foreign securities may include depositary receipts, such as ADRs and GDRs. ADRs are U.S. dollar denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. GDRs are receipts structured similarly to ADRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the U.S., and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investment Style Risk. The returns from the types of securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause a Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks or growth or value stocks) tend to go through cycles of performing better - or worse - than the general securities markets. In the past, these periods have lasted in excess of several years.

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Issuer-Specific Risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The value of securities or instruments of smaller, less-well-known issuers can be more volatile than that of larger issuers. Issuer-specific events can have a negative impact on the value of a Fund.

Large-Capitalization Investing. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Management Risk. This is the risk that a Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Funds’ Portfolio Managers’ judgments about asset allocations may not be correct and could adversely affect a Fund’s performance.

Precious Metals Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals. A Fund may incur higher custody and transaction costs for precious metals than for securities. Holding precious metals in any form results in no income being derived from such holding and involves the risk of delay in obtaining or disposing of such assets in the case of bankruptcy or insolvency of the Fund’s custodian. The income derived from trading in precious metals will be closely monitored to avoid potentially negative tax consequences. As a result a Fund may hold or sell precious metals when it otherwise would not do so. Holding precious metals in book account involves credit risk of the party holding the precious metal.

Rule 144A Securities Risk. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by a Fund.

Small and Mid-Capitalization Investing. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

Stock Market Risk. The trading prices of equity securities fluctuate in response to a variety of factors. These factors include events impacting a single issuer, as well as political, market and economic developments that affect specific market segments and the stock market as a whole. Each Fund’s net asset value or “NAV,” like stock prices generally, will fluctuate within a wide range in response to these factors. As a result, an investor in a Fund could lose money over short or even long periods.

Tax Risks. To qualify as a regulated investment company for income tax purposes, income derived from investing or trading in precious metals, together with any other non-qualifying income received by a Fund in any tax year, must not exceed 10% of the Fund’s gross income for such year. If a Fund fails to meet these requirements, it would: (i) not qualify as a regulated investment company; (ii) incur regular corporate income tax on its taxable income for that year; (iii) lose its deduction for dividends paid to shareholders; and (iv) be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income. This tax requirement may cause a Fund to hold or sell precious metals or securities when it would not otherwise do so.

U.S. Government Regulation Risk. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. Governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, the long-

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term implications of which are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (September 30) and its second fiscal quarter (March 31) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (December 31 and June 30, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov.

MANAGEMENT

Investment Adviser

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser was organized as a Delaware limited liability company in 2007. Its primary place of business is at 717 Fifth Avenue, 10th Floor, New York, New York 10022. The Adviser’s primary business is to provide a variety of investment management services to investment vehicles, including an investment program for each Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds. As of September 30, 2013, the Adviser’s assets under management were in excess of $18 billion.

In return for providing investment management services to the Funds, each Fund pays the Adviser an annual fee monthly in arrears. The following table shows the advisory fee rate paid to the Adviser for the most recent fiscal year as a percentage of each Fund’s average daily net assets.

Investment Management Fee
(as a percentage of average daily net assets)
IVA Worldwide Fund	0.90%
IVA International Fund	0.90%

A discussion regarding the basis of the Board’s most recent approval of the investment advisory contract between the Trust, on behalf of the Funds, and the Adviser is available in the Funds’ annual report to shareholders for the fiscal year ended September 30, 2013.

Portfolio Managers

Charles de Vaulx

Charles de Vaulx joined the Adviser in 2008 as a partner and portfolio manager. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Mr. de Vaulx, along with Charles de Lardemelle, is responsible for the day-to-day portfolio management of both Funds. Mr. de Vaulx has managed both Funds since their inception. Until 2007, Mr. de Vaulx was portfolio manager of the First Eagle Global, Overseas, U.S. Value, Gold and Variable Funds, together with a number of separately managed institutional accounts. From 2000 to 2004, he was co-portfolio manager of the First Eagle Funds. Mr. de Vaulx was named associate portfolio manager of the First Eagle Funds in 1996. In 1987, he joined the SoGen Funds, the predecessor to the First Eagle Funds, as a securities analyst. Mr. de Vaulx began his career at Societe Generale Bank as a credit analyst in 1985.

Charles de Lardemelle

Charles de Lardemelle joined the Adviser in 2007 as a partner and portfolio manager. Mr. de Lardemelle, along with Charles de Vaulx, is responsible for the day-to-day portfolio management of both Funds. Mr. de Lardemelle is a founding partner of the Adviser and has managed both Funds since their inception. Until 2007, Mr. de Lardemelle was a Senior Vice President of Arnhold and S. Bleichroeder Advisers LLC (“ASB”) and the Associate Portfolio Manager for the First Eagle Global, Overseas and Value Funds, as well as a variety of separate accounts and offshore accounts, including SoFire Fund Ltd. From 2005 to 2007, Mr. de Lardemelle was Director of Research at ASB, prior to which he served as a securities analyst for the First Eagle Funds and its predecessors, the SoGen Funds.

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More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds is included in the SAI.

SHAREHOLDER INFORMATION

Class A, Class C and Class I shares of both the Worldwide Fund and the International Fund are closed to new investors as of the close of business on February 18, 2011.

You may continue to purchase shares of a Fund, however, if one of the following situations applies:

•	Financial advisers who currently have clients invested in a Fund may continue to buy shares for existing clients. Certain exceptions may apply.

•	You are an existing shareholder of a Fund (either directly or through a financial intermediary) and you:

1.	Add to your account through the purchase of additional shares of the same Fund; or
2.	Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the same Fund; or
3.
Open a new account that is registered in your name or has the same taxpayer identification or Social Security Number assigned to it. (Includes UGMA/UTMA accounts designating you as custodian.) This applies only to individuals or organizations opening accounts for their own benefit. It does not apply to institutions opening accounts on behalf of their clients. Note to Omnibus Account Holders: If an institution maintaining a Fund omnibus account cannot operationally support continued purchases on behalf of financial adviser clients, such institution may not continue to purchase Fund shares in such omnibus accounts for clients who are not current Fund shareholders.

•
You are a participant in a qualified defined contribution retirement plan (for example, 401(k) plans, profit sharing plans and money purchase plans), 403(b) plan or 457 plan (each, a “Plan”) that invests through existing accounts in a Fund. A Plan may open new participant accounts within the Plan. IRA transfers and rollovers from a Plan can be used to open new accounts in the same Fund.

•
Accounts in a Fund opened by way of share transfer from an existing account in the same Fund and share class, provided the new account will be for the benefit of an immediate family member of the beneficial owner of the existing account, or has the same taxpayer identification number or primary mailing address as the existing account or is inherited by a non-family member or is considered a ‘charitable foundation’ related to the beneficial owner of the existing account for purposes of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Fee-based advisory programs with centralized investment discretion that have selected a Fund as an investment option prior to the closing may continue to invest for existing and future clients.

•	You are a current trustee or officer of the Trust, or an employee of the Adviser or a member of the immediate family of any of these persons.

You may exchange shares of one Fund for the corresponding class of shares of the other Fund, if you are an existing shareholder of the other Fund.

Once an account is closed, additional investments will not be accepted unless you meet one of the criteria specified above. Management reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage a Fund; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage a Fund; and (iii) close and re-open a Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of a Fund before an investment is accepted.

For so long as the Funds remain closed the criteria specified above supersedes any contradictory disclosure found elsewhere in this Prospectus.

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How Fund Share Prices Are Calculated

The NAV of a Fund’s Class A shares, Class C shares and Class I shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. While the assets of each of Class A shares, Class C shares and Class I shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class A shares, Class C shares and Class I shares have different ongoing distribution fees. Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

For purposes of calculating the NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Computation of Net Asset Value” in the SAI for more information.

To the extent a Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV will be calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (so-called “fair value pricing”). The Pricing and Fair Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures by the Board) has the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may also be required to fair value an asset or liability in other situations. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”

For purposes of calculating the NAV, foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated

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in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

How to Purchase Shares

All purchases are subject to acceptance by the Funds, and the price of the shares will be the NAV that is next computed after receipt by the transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or other authorized agent of sub-agent, of the purchase in good order. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, official bank checks, credit card checks or money orders) will be accepted. The Funds do not accept third party checks (except for properly endorsed third party checks in connection with an IRA rollover). If your payment is not received or you pay with a check or Automated Clearing House (“ACH”) transfer that does not clear, your purchase will be cancelled and you may be responsible for any losses or fees the Fund or the Transfer Agent may incur as a result. In limited circumstances, completed purchases also may be cancelled when the Trust or the Transfer Agent receives satisfactory instructions that a trade order was placed in error.

Purchases are subject to certain additional fees and sales charges, as described below.

Good order means that the request includes:

•	Fund name and account number;
•	Amount of the transaction (in dollars or shares);
•	Signatures of all owners exactly as registered on the account (for written requests);
•	Medallion signature guarantee, if required;
•

Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent; and

•	Any supporting legal documentation that may be required.

Payment of share purchase price is not considered part of good order. If your request is received after 4:00 p.m. Eastern time it will be priced at the next business day’s NAV. Purchases are subject to certain additional fees and sales charges, as described below.

By Mail
Regular Mail:	TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
IVA Funds	Class A and C Shares - The	Minimum Investment $100
P.O. Box 8077	minimum initial investment is
Boston, MA 02266-8077	$5,000 for all accounts except	Mail your check with an Invest
	IRAs, which require a	By Mail form detached from
	minimum initial investment of	your account statement.
$1,000.

For Class I Shares - The
minimum investment for all
accounts is $1,000,000.

[1] The NYSE typically is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

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Express, Certified or	Complete and sign the Account
Registered Mail:	Application (IRA Account
IVA Funds	Application).
c/o Boston Financial Data Services, Inc.
30 Dan Road	Call (866) 941-4482 or visit
Canton, MA 02021	www.ivafunds.com to receive
the appropriate forms.

Make your check payable to IVA Funds.
By Wire
Wire to:
State Street Bank and Trust	Prior to making an initial	Call (866) 941-4482 to notify
ABA 011000028	investment by wire, a completed	the Funds of your wire
DDA 9905-760-6	Account Application (IRA	transaction.
Credit: IVA Funds	Account Application) must have
Shareholder Name and Account	been received by the Funds.
Number	Once an account number has
been assigned, call (866) 941-
4482 to notify the Funds of your
wire transaction.

By Telephone
(866) 941-4482

Business Hours:
Monday through Friday
9:00 a.m. to 6:00 p.m. Eastern time

You also may purchase a Fund’s shares through selected securities dealers, and their designees, with whom IVA Funds Distributors, LLC the Funds’ distributor (the “Distributor”) has sales agreements. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Transfer Agent. The Fund will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, determines that it is in good order and accepts a purchase or redemption order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

The Transfer Agent or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” for more information.

Accounts may only be opened by investors with a valid social security number or tax identification number and/or a permanent U.S. street address.

Householding

Householding is a method of delivery in which a single copy of certain shareholder documents are delivered to investors who share the same address and are members of the same family, even if their accounts are registered under different names. Each Fund currently households. If you are no longer interested in householding and would like to have each investor, at the same address, receive individual copies of prospectuses and other shareholder documents, please contact your broker-dealer or call (800) 542-1061. We will begin sending your individual copies with the next scheduled mailing.

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Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $4,000. The Trust also reserves the right to redeem Class I shares held in any account of the Funds if the value of those Class I shares drops below $500,000. This does not apply to accounts participating in the Systematic Investment Program, retirement accounts or omnibus accounts. The Trust also reserves the right to convert shares in any Class I account of the Funds to Class A shares of the same Fund if the value of that Class I account drops below $500,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Systematic Investment Program

You may make regular bi-monthly, monthly, quarterly or annual investments of $100 (or more) in shares of any Fund automatically from a checking or savings account on or about the 5th and/or 20th of the month. Upon written authorization, the Transfer Agent will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing a Systematic Investment Program may take at least 30 days. You must indicate your desire to establish a Systematic Investment Program on the New Account Application or Shareholder Services Form. You also must include a check (in the amount of at least the minimum initial investment, if a new account is being established), a savings account deposit slip or savings account statement. The Funds will not be responsible for non-sufficient funds fees. If your check does not clear, your purchase will be cancelled and you will be liable for any resulting losses or fees a Fund or its Transfer Agent incurs. If your purchase through the Systematic Investment Program fails to clear on two consecutive occasions, the Fund may terminate your Systematic Investment Program. Shares purchased through Systematic Investment Program payments are subject to the redemption restrictions for recent purchases described in “Redeeming Your Shares.” The Trust may amend or cease to offer the Systematic Investment Program at any time.

Retirement Plans

Retirement plans may purchase Class I shares of the Worldwide Fund or the International Fund provided they meet the minimum initial investment amount of $1,000,000 in an omnibus or pooled account within the relevant Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Worldwide Fund or the International Fund without an initial sales charge.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, social security number and other information and documentation that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at NAV at the time of redemption.

Investment Options—Class A, Class C and Class I Shares

The Trust offers investors Class A, Class C and Class I shares of each Fund. Each class of shares is subject to different types and levels of sales charges and other fees and, as such, bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the SAI.

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Class A Shares

•	You pay an initial sales charge of up to 5.00% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares. If, however, the Adviser and/or its affiliates have paid the dealer of record a “finder’s fee” commission of up to 0.75% of a purchase of Class A shares, you will pay a 0.75% CDSC if you redeem such shares during the first 18 months after their purchase.

•

You may be eligible for a reduction or a complete waiver of any sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. In addition, Class A’s sales charges may be waived for registered representatives or employees of authorized dealers or their immediate family members who purchase through accounts with the respective authorized dealers; employees of the Adviser or its affiliates; investors who purchase through accounts with the Adviser and through their existing trust relationship with the Adviser; Trustees of the Funds and their immediate family; legal counsel to the Funds or the Trustees; certain existing shareholders who own shares in a Fund within their trust accounts; investors within wrap accounts; investors who purchase shares in connection with 401(k) plans, 403(b) plans, and other employer-sponsored retirement plans; investors who purchase in connection with non-transaction fee fund programs and programs offered by fee-based financial planners and other types of financial institutions; and others at the discretion of the Adviser (such groups of investors are known as “Qualifying Investors”). Please see “Initial Sales Charges - Class A shares” for further details.

•	Class A shares are subject to lower 12b-1 fees than Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). Please see “Redeeming Your Shares” for details.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1.00% if you redeem Class C shares during the first 12 months after your initial purchase. The Class C CDSC may be waived for certain Qualifying Investors.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). Please see “Redeeming Your Shares” for details.

Class I Shares

•	You do not pay an initial sales charge when you buy Class I shares. The full amount of your purchase payment is invested initially.

•	The minimum may be waived for Class I shares for sponsors of 401(k) plans, wrap fee programs and omnibus accounts if approved by the Adviser and/or its affiliates and/or the Distributor.

•	Class I shares are not subject to 12b-1 fees. Therefore, Class I shareholders normally pay lower annual expenses and receive higher dividends than Class A and Class C shareholders.

•	Employees and partners of the Adviser, as well as family members thereof, are not subject to the minimum initial investment of $1,000,000.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). Please see “Redeeming Your Shares” for details.

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•

Class I shares are sold primarily to: (i) investors purchasing through a wrap fee program with their investment adviser or a broker dealer; (ii) investors purchasing through a 401(k) plan in which they participate; (iii) employees and partners of the Adviser, as well as family members thereof; or, (iv) certain institutional investors, through direct purchases in quantities of $1 million or more.

Additional Information Regarding Class C Shares

Contingent Deferred Sales Charge. Unless you are eligible for a waiver, if you sell (redeem) your Class C shares of any Fund within the first 12 months after purchase, you will pay a 1.00% CDSC.

The Class C CDSC may be waived on the redemption of shares:

•	As the result of an error correction;
•	Following the death of the shareholder (available only for shares held at the time of death);
•	Due to hardship as defined by the Internal Revenue Service for purposes of hardship withdrawals from retirement plans;
•	Termination distributions from a defined contribution plan;
•	As the result of a de minimus distribution from a defined contribution plan;
•	As the result of a loan distribution from a defined contribution plan;
•	As the result of an excess contribution distribution from a defined contribution plan;
•	As the result of a qualified (e.g., "mandatory") distribution to one or more of the account holders; or
•	As the result of a non-vested participant balance distribution from a defined contribution plan.

This list is not inclusive of all instances where the CDSC may be waived.

How CDSCs are Calculated. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

In addition to the fees described above, the Distributor normally pays to broker-dealers who sell Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C CDSC is intended to compensate the Distributor for these payments, if investors hold Fund shares for less than one year. Broker-dealers who sell Class C shares that are not subject to a CDSC will be paid the distribution and service fees on a quarterly basis.

IN ADDITION TO THE INFORMATION IN THIS PROSPECTUS, YOU MAY OBTAIN MORE INFORMATION ABOUT SHARE CLASSES, SALES CHARGES AND SALES CHARGE REDUCTIONS AND WAIVERS AT WWW.IVAFUNDS.COM, FROM THE SAI OR BY CALLING YOUR FINANCIAL CONSULTANT.

How to Redeem or Exchange Shares

General Information

You may withdraw any part of your account by selling shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order (as term is defined above). If the Transfer agent, an authorized agent or sub-agent receives a redemption request in good order before the close of trading on the NYSE (generally 4 p.m. Eastern time) that transaction will be priced at that day’s NAV. If the request is received after close of trading on the NYSE, it will be priced at the next business day’s NAV.

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Account Type
By Telephone	All Types
(866) 941-4482 Business Hours: Monday through Friday 9:00 a.m. to 6:00 p.m. Eastern time	Call (866) 941-4482 during business hours to redeem or exchange shares if you have a preauthorized form on file with the Transfer Agent. You can exchange shares from a Fund to open an account in another Fund within the same class of shares or to add to an existing account with an identical registration. Redemption proceeds can only be sent by check to your address of record or by wire transfer to a bank account designated in your application. You may be asked to provide proper identification information. There is a $100,000 maximum for telephone redemptions by check; there is no limit on redemptions by ACH transfer or bank wire. Certain retirement accounts are not eligible for all the telephone privileges referenced above.

By Mail	All Types Except IRA Accounts

Regular Mail: IVA Funds P.O. Box 8077 Boston, MA 02266-8077 Express, Certified or Registered Mail: IVA Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021	Send a letter of instruction signed by all registered account holders. Include the Fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the Fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, or taxpayer identification number), you must provide the Transfer Agent with written instructions that include the Medallion guaranteed signatures of all current account owners.

IRA Accounts

To make a distribution from your IRA, call (866) 941-4482 or visit the Funds’ website at www.ivafunds.com and request or download an IRA Distribution Form.

By Wire

The Fund will wire redemption proceeds only to the bank account designated on the Account Application or in written instructions - with Medallion signature guarantee - received with the redemption order.

Automatically	The Funds offer ways to sell shares automatically. See “Systematic Withdrawal Plan” below.

Exchanging Your Shares - Additional Information

You may exchange shares of one Fund into shares of the other Fund as described below by contacting the Transfer Agent. An exchange is a taxable transaction.

You may exchange:

•	Class A shares of a Fund for Class A shares or Class I shares (if the exchange involves Class A shares valued at more than $1,000,000) of another Fund;
•	Class C shares of a Fund for Class C shares of another Fund; and
•	Class I shares of a Fund for Class I shares of another Fund.

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Shares will be exchanged at their respective net asset values, computed as of the close of trading on the NYSE on the day you request the exchange. There is no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. You should carefully review the description of the Fund into which you plan to exchange because the new Fund may have different fees, expenses and investment risks.

Systematic Exchange Program

You may automatically exchange shares of one Fund for shares of another Fund on a monthly basis through the Systematic Exchange Program. The exchange amount must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. If the balance in the account you are exchanging from falls below the designated systematic exchange amount, all remaining shares in your account will be exchanged.

Conversion of Shares

If your account is eligible, you may be able to convert Class A shares of either Fund into Class I shares of the same Fund if: (1) your Class A shares in a Fund have an aggregate value of $1,000,000 or more; or (2) your Class A shares in a Fund are not subject to the Class I share minimum of $1,000,000 (as defined in “Investment Options–Class A, Class C and Class I Shares–Class I Shares”). Conversions of Class A shares to Class I shares will be subject to a CDSC if the conversion takes place within 18 months of purchase and a “finder’s fee” was paid to your dealer of record. You also may convert Class C shares of either Fund into Class A or Class I shares of the same Fund, provided that such conversion is taking place in a wrap fee program. Only Class C shares held that are not subject to a CDSC may be converted. Such conversions will take place at net asset value and shall not result in the recognition of gain or loss for federal income tax purposes. This is not an automatic change. You must contact your financial representative. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the Funds at (866) 941-4482.

Redeeming Your Shares - Additional Information

Redemptions through Dealers

Shares held in the dealer’s “street name” must be redeemed through the dealer and cannot be made by shareholders directly. You must submit a redemption request to your dealer. Dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized dealers for more information.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within three business days. The Funds will not, however, mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds. Your redemption proceeds can be sent by check, made payable to you, to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent by check to an address other than the address of record or if the address of record has been changed within 30 days of the redemption request or by wire to a destination other than your bank account of record must be in writing and must include a Medallion signature guarantee. Domestic wire transfers are subject to a fee of $15.00, which will be deducted from the redemption proceeds.

Redemptions In-Kind

The Funds reserve the right to make payment in securities or other portfolio investments rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption-in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations. Securities used to redeem Fund shares will be valued as described in “How Fund Share Prices are Calculated” above. Redemptions in-kind may only be made with liquid

14

investments. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

Redemption Fee

Sales or exchanges of shares within 30 days of purchase are subject to a 2% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in-first-out” calculation methodology, comparing the date of redemption with the earliest purchase date of shares. Redemption fees will be deducted from the redemption proceeds.

The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of redemption fees will be successful in this regard.

The Funds may waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs, certain omnibus accounts, shares that were bought with reinvested dividends and distributions and shares sold following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder, including a registered joint owner. The Funds generally will depend on the relevant intermediary (for example, the wrap program sponsor or omnibus account holder) to monitor trading frequency and apply redemption fees to shareholders who hold shares through these programs or accounts. Financial intermediaries who hold Fund shares through omnibus and other accounts may not provide shareholder information and enforce restrictions on purchases, redemptions and exchanges or may fail to assess or collect the redemption fee in a manner fully consistent with this Prospectus. The Funds may modify their redemption fee policies at any time.

Systematic Withdrawal Plan

If you own Fund shares worth at least $5,000, you may establish a Systematic Withdrawal Plan to have $50 or more withdrawn automatically from your account. You may elect to receive payments on or about the 5th or 20th on a monthly, quarterly, semi-annual, or annual basis. You may also choose to receive a check or have the monies transferred directly into your bank account by ACH. Dividends and distributions on shares must be reinvested. A Fund’s shares will be redeemed as necessary to meet withdrawal payments, which may result in a gain or loss for federal income tax purposes. If you establish a new account by check within 15 days of an expected withdrawal date, the Funds will not begin withdrawals until the following month, due to the Funds’ 15-day hold on check purchases. The Funds may amend or cease to offer the Systematic Withdrawal Plan at any time.

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested, without sales charges, into any share class of any Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive dividends or distributions (or both) in cash; or
•	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (866) 941-4482.

Dividends, Distributions and Taxes

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset values of the Funds will be reduced by the amount of the payment.

Each Fund intends to elect and to qualify each year to be treated as a “regulated investment company” under Subchapter M of the Code. To qualify, a Fund must meet certain income, diversification and distribution

15

requirements. As a regulated investment company, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. A Fund’s failure to qualify as a regulated investment company, however, would result in corporate level taxation, and consequently, a reduction in income available for distribution to you and other shareholders. Also, a Fund that fails to distribute at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 of such year (or later if the Fund is permitted to elect and so elects) will be subject to a 4% excise tax on the underdistributed amount.

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distribution of net gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Maximum long-term capital gain rates applicable to individuals are 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, and 0% for individuals in the 10% to 15% tax brackets. Capital gains realized on collectibles (i.e., gold bullion) held for greater than one year are taxed at a rate of 28%.

Distributions of investment income designated by each Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from a Fund, whether you receive them as additional shares or in cash. Any gain resulting from the sale or exchange of your shares in a Fund will generally be subject to tax.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. The Fund may, however, be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Funds’ investments in foreign securities or foreign currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing, amount or character of the Funds’ distributions.

In general, dividends (other than capital gain dividends and, for taxable years beginning on or before December 31, 2013, certain interest-related dividends and short-term capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). For a shareholder that is a non-U.S. entity, a new withholding tax (known as FATCA) will be imposed on distributions paid after June 30, 2014, and on redemptions and proceeds from sales of Fund shares after December 31, 2016, unless such shareholder enters into an information sharing agreement with the Internal Revenue Service with respect to the shareholder’s direct and indirect U.S. owners or qualifies for an exception from entering into such an agreement. Under recently adopted regulations, a non-U.S. entity must enter into such an agreement with the Internal Revenue Service by April 25, 2014 or otherwise demonstrate that it is FATCA-compliant or exempt to insure that it will be identified as FATCA-compliant in sufficient time to allow withholding agents to refrain from withholding beginning on July 1, 2014.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in a Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

By February 15 of each year, a statement will be sent to you showing the tax status of your dividends and distributions for the prior year.

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Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Funds will take to reject or cancel a transaction is 48 hours. Shareholders will be notified of the Funds’ intention to restrict exchanges of shares at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the Funds because they invest significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Funds’ foreign portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order (including an exchange from another Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving a Fund. For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities.

17

Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.

DISTRIBUTION ARRANGEMENTS

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class A and Class C Fund shares (“distribution fees”) and/or in connection with personal services rendered to Class C Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each Fund’s Class A and Class C shares offered in this Prospectus. There is no 12b-1 Plan for either Fund’s Class I shares. Currently, Class A shares pay only distribution fees; Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class	Annual Distribution Related and Service Fee

Class A Shares	0.25%*
Class C Shares	1.00%
Class I Shares	None

*

For purchases of Class A shares at NAV where dealers of record receive "finder’s fee" commissions, dealers will start to receive the 12b-l fee beginning in the 19th month after purchase. For purchases at NAV where dealers of record do not receive "finder’s fee" commissions, dealers will start to receive the 12b-l fee at the time of purchase.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class C shares may not pay initial sales charges, the distribution fees payable on Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares.

Initial Sales Charges - Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Funds or the Transfer Agent or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

	Sales Charge as a Percentage of:		Dealer Allowance
		Net Amount	as a Percentage
Class A Shares Dollars Invested	Offering Price	Invested	of Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	0.00%

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Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds that are series of the Trust (together, “Eligible Funds”), are summarized below.

Contingent Deferred Sales Charge

If you invest $1,000,000 or more in Class A shares, you will not pay any initial sales charge. The Adviser and/or its affiliates may pay dealers of record "finder’s fee" commissions of up to 0.75% of purchases of Class A shares of any Fund that were not previously subject to a front-end sales charge or dealer commission paid by the investor.

"Finder’s fee" commissions will not be paid in connection with purchases made by an Omnibus Account maintained with a Fund for trading on behalf of its customers. "Finder’s fee" commissions also may be paid under certain other circumstances at the discretion of the Adviser.

If you redeem your Class A shares within 18 months after purchase and a "finder’s fee" was paid to your dealer of record you will be charged a CDSC of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

Right of Accumulation (Breakpoints)

A Qualifying Investor (as defined above in “Investment Options-Class A, C and I Shares-Class A Shares”) may qualify for a reduced sales charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining concurrent purchases of the Class A shares of one or both Funds into a single purchase or by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, C, and I shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

For purposes of obtaining a Class A shares breakpoint discount, the value of your account will be deemed to include the value of all applicable shares in eligible accounts that are held by your “immediate family,” which includes your spouse (or legal equivalent under state law), sibling, parent, stepparent, legal guardian, child, stepchild, father-in-law, mother-in-law, sister-in-law, brother-in-law, grandchild and grandparent. Certain broker-dealers and other financial intermediaries may not include the value of all applicable shares in eligible accounts that are held by your immediate family. For additional information, contact your broker-dealer or financial intermediary prior to purchasing a Fund’s shares.

Letter of Intent

An investor also may obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The 13-month period during which the Letter of Intent is in effect will begin on the exact date of the earliest purchase to be included. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such Fund(s) purchase to a Single Purchase of the dollar amount indicated in the Letter. Previous purchases of Fund shares made up to 90 days before receipt of the Letter of Intent may be included as part of your intended purchase amount, however, no adjustments will be made to recalculate these previous purchases with the proposed Letter of Intent breakpoint. Capital appreciation, capital gains and reinvested dividends do not count toward the required purchase amount during this 13-month period. You must notify the Transfer Agent of any additional accounts, not included in your Letter of Intent application, that you may hold indirectly. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege

A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such

19

investment is made within 90 calendar days after the redemption date. The purchase must be made into an account for the same owner but does not need to be into the same Eligible Fund from which the shares were sold. The reinstatement privilege does not apply to any shares bought through a previous reinstatement.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you reinvest within 30 days.

Method of Valuation of Accounts

To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value

The Funds also may sell their Class A shares at NAV without an initial sales charge to certain Qualifying Investors. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records

In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Funds or the Transfer Agent that the investor qualifies for such a reduction. If the Transfer Agent is not notified that the investor is eligible for these reductions, the Transfer Agent will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Funds or its designated agent to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Eligible Funds held in:

•	all of the investor’s accounts held directly with the Funds or through a financial intermediary;
•	any account of the investor at another financial intermediary; and
•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

Payments to Financial Firms

The Adviser and/or its affiliates also may make payments for distribution and/or shareholder servicing activities out of their own resources. The Adviser also may make payments for marketing, promotional or related expenses to dealers. Such payments also may include any other payment requirement of a broker-dealer or other financial intermediary, including certain agreed upon "finder’s fee" commissions as described in greater detail under "Initial Sales Charges - Class A Shares." These payments are derived from the Adviser’s past legitimate profits. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive. The SAI also provides additional information concerning revenue sharing, including, as of the date of this Prospectus, the firms receiving revenue sharing payments.

Certain broker-dealers or other third-parties hold their accounts in “street name” and perform the services normally handled by the Funds’ transfer agent. These services may include client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge the Funds for these services. Such fees payable by the Funds are, in aggregate, no more than what the Funds otherwise would have paid to the Transfer Agent for the same services. The Adviser is responsible for such fees to the extent that they exceed the amount that the Funds would

20

ordinarily pay to the Transfer Agent. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees are directly attributable to shareholder services performed by the relevant party. While the Adviser considers these to be payments for services rendered, they represent an additional business relationship between these brokers or other third parties and the Funds that often results, at least in part, from past or present sales of Fund shares by the brokers or other third parties or their affiliates.

Additional information regarding payments to financial firms can be found in the SAI under the heading “Revenue Sharing.”

FINANCIAL HIGHLIGHTS

The financial highlight tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information presented in the tables has been audited by Ernst & Young LLP, the Trust’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Trust’s annual report to shareholders, and is incorporated by reference into the SAI, which is available upon request. You may obtain the annual report without charge by calling (866) 941-4482.

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Financial Highlights	IVA Funds

IVA Worldwide Fund - Class A

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009

Net asset value, beginning of year	$16.18	$15.71	$16.03	$15.00	$12.00

Increase from investment operations:(a)
Net investment income(b)	0.12	0.18	0.16	0.21	0.34
Net realized and unrealized gain	2.08	1.26	0.00	1.27	2.70

Increase from investment operations	2.20	1.44	0.16	1.48	3.04

Decrease from distributions:
Net investment income	(0.30)	(0.12)	(0.06)	(0.10)	(0.04)
Net realized gain on investments	(0.17)	(0.85)	(0.42)	(0.35)	–

Decrease from distributions	(0.47)	(0.97)	(0.48)	(0.45)	(0.04)

Net asset value, end of year	$17.91	$16.18	$15.71	$16.03	$15.00

Total return(c)	14.02%	9.62%	0.86%	10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.27%	1.28%	1.29%	1.31%	1.36%
Net investment income	0.72%	1.16%	0.93%	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	26.3%	27.9%	50.8%	28.9%	54.8%
Net assets, end of year (000’s)	$2,378,045	$2,408,396	$2,714,773	$1,931,625	$755,238

(a)

The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

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Financial Highlights	IVA Funds

IVA Worldwide Fund - Class C

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010		September 30, 2009

Net asset value, beginning of year	$16.01	$15.54	$15.92	$14.92		$12.00

Increase from investment operations:(a)
Net investment income (loss)(b)	(0.01)	0.06	0.03	0.10		0.23
Net realized and unrealized gain	2.07	1.26	0.01	1.25		2.71

Increase from investment operations	2.06	1.32	0.04	1.35		2.94

Decrease from distributions:
Net investment income	(0.19)	–	–	(0.00	)(c)	(0.02)
Net realized gain on investments	(0.17)	(0.85)	(0.42)	(0.35)		–

Decrease from distributions	(0.36)	(0.85)	(0.42)	(0.35)		(0.02)

Net asset value, end of year	$17.71	$16.01	$15.54	$15.92		$14.92

Total return(d)	13.13%	8.87%	0.09%	9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.02%	2.03%	2.04%	2.06%		2.12%
Net investment income (loss)	(0.03)%	0.41%	0.18%	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	26.3%	27.9%	50.8%	28.9%		54.8%
Net assets, end of year (000’s)	$1,380,608	$1,469,720	$1,631,750	$1,055,144		$340,393

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

23

Financial Highlights	IVA Funds

IVA Worldwide Fund - Class I

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011	September 30, 2010	September 30, 2009

Net asset value, beginning of year	$16.21	$15.73	$16.05	$15.02	$12.00

Increase from investment operations:(a)
Net investment income(b)	0.16	0.23	0.20	0.25	0.37
Net realized and unrealized gain	2.08	1.26	0.00	1.27	2.69

Increase from investment operations	2.24	1.49	0.20	1.52	3.06

Decrease from distributions:
Net investment income	(0.34)	(0.16)	(0.10)	(0.14)	(0.04)
Net realized gain on investments	(0.17)	(0.85)	(0.42)	(0.35)	–

Decrease from distributions	(0.51)	(1.01)	(0.52)	(0.49)	(0.04)

Net asset value, end of year	$17.94	$16.21	$15.73	$16.05	$15.02

Total return(c)	14.28%	9.97%	1.09%	10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.02%	1.03%	1.04%	1.06%	1.14%
Net investment income	0.97%	1.43%	1.18%	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	26.3%	27.9%	50.8%	28.9%	54.8%
Net assets, end of year (000’s)	$5,443,865	$5,003,855	$4,830,219	$2,877,664	$1,267,395

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

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Financial Highlights	IVA Funds

IVA International Fund - Class A

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010		September 30, 2009

Net asset value, beginning of year	$15.95	$15.56	$15.59		$14.59		$12.00

Increase from investment operations:(a)
Net investment income(b)	0.16	0.23	0.20		0.17		0.27
Net realized and unrealized gain	2.00	1.16	0.20		1.25		2.36

Increase from investment operations	2.16	1.39	0.40		1.42		2.63

Decrease from distributions:
Net investment income	(0.44)	(0.23)	(0.02)		(0.16)		(0.04)
Net realized gain on investments	(0.28)	(0.77)	(0.41)		(0.26)		–

Decrease from distributions	(0.72)	(1.00)	(0.43)		(0.42)		(0.04)

Net asset value, end of year	$17.39	$15.95	$15.56		$15.59		$14.59

Total return(c)	14.09%	9.53%	2.56	%(d)	9.96	%(d)	21.96	%(d)
Ratios to average net assets:
Net operating expenses	1.26%	1.27%	1.30%		1.39%		1.40	%(e)
Net investment income	0.97%	1.52%	1.19%		1.13%		2.14	%(f)
Supplemental data:
Portfolio turnover rate	40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of year (000’s)	$377,043	$409,163	$371,560		$240,245		$104,420

(a)
The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.

(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)
Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.55% for the year ended September 30, 2009.

(f)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 1.99% for the year ended September 30, 2009.

25

Financial Highlights	IVA Funds

IVA International Fund - Class C

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010		September 30, 2009

Net asset value, beginning of year	$15.74	$15.35	$15.48		$14.51		$12.00

Increase from investment operations:(a)
Net investment income(b)	0.04	0.11	0.07		0.06		0.17
Net realized and unrealized gain	1.96	1.15	0.21		1.23		2.36

Increase from investment operations	2.00	1.26	0.28		1.29		2.53

Decrease from distributions:
Net investment income	(0.32)	(0.10)	–		(0.06)		(0.02)
Net realized gain on investments	(0.28)	(0.77)	(0.41)		(0.26)		–

Decrease from distributions	(0.60)	(0.87)	(0.41)		(0.32)		(0.02)

Net asset value, end of year	$17.14	$15.74	$15.35		$15.48		$14.51

Total return(c)	13.18%	8.76%	1.76	%(d)	9.05	%(d)	21.10	%(d)
Ratios to average net assets:
Net operating expenses	2.01%	2.02%	2.06%		2.15	%(e)	2.15	%(e)
Net investment income	0.26%	0.74%	0.42%		0.41	%(f)	1.38	%(f)
Supplemental data:
Portfolio turnover rate	40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of year (000’s)	$81,804	$77,882	$79,196		$55,824		$19,028

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively.
(f)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively.

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Financial Highlights	IVA Funds

IVA International Fund - Class I

For a share of each class of beneficial interest outstanding:

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010		September 30, 2009

Net asset value, beginning of year	$15.99	$15.60	$15.62		$14.62		$12.00

Increase from investment operations:(a)
Net investment income(b)	0.21	0.27	0.24		0.21		0.31
Net realized and unrealized gain	1.99	1.16	0.21		1.24		2.35

Increase from investment operations	2.20	1.43	0.45		1.45		2.66

Decrease from distributions:
Net investment income	(0.48)	(0.27)	(0.06)		(0.19)		(0.04)
Net realized gain on investments	(0.28)	(0.77)	(0.41)		(0.26)		–

Decrease from distributions	(0.76)	(1.04)	(0.47)		(0.45)		(0.04)

Net asset value, end of year	$17.43	$15.99	$15.60		$15.62		$14.62

Total return(c)	14.34%	9.81%	2.86	%(d)	10.19	%(d)	22.28	%(d)
Ratios to average net assets:
Net operating expenses	1.01%	1.02%	1.05%		1.13%		1.15	%(e)
Net investment income	1.31%	1.79%	1.45%		1.44%		2.41	%(f)
Supplemental data:
Portfolio turnover rate	40.1%	29.9%	54.3%		28.1%		46.6%
Net assets, end of year (000’s)	$2,847,380	$2,280,940	$1,813,032		$1,067,427		$360,075

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.
(d)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements.
(e)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.28% for the year ended September 30, 2009.
(f)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 2.28% for the year ended September 30, 2009.

27

PRIVACY POLICY

International Value Advisers, LLC’s Commitment to Its Customers1

International Value Advisers, LLC (“IVA”) recognizes and respects the privacy expectation of each of its customers. IVA believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities. This means, most importantly, that IVA does not sell customers’ non-public personal information to any third parties. IVA uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by an IVA affiliated company.

Information IVA Collects About Its Customers

IVA collects non-public personal information about its customers from the following sources:

•	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

•	Account History, which may include information about the transactions and balances in accounts with IVA; and

•	Correspondence, which may include written, telephonic or electronic communications.

How IVA Handles Its Customers’ Personal Information

As emphasized above, IVA does not sell non-public personal information about current or former customers to third parties. Below are the details of circumstances in which IVA may disclose non-public personal information to third parties:

•	In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with IVA. For example, if a customer asks IVA to transfer assets from another financial institution, IVA will need to provide certain non-public personal information about that customer to the company to complete the transaction.

•	In order to alert a customer to other financial products and services that an IVA affiliated company offers, IVA may share non-public personal information it has about that customer with an IVA affiliated company.

•	In certain instances, IVA may contract with non-affiliated companies to perform services for IVA. Where necessary, IVA will disclose non-public personal information it has about its customers to these third parties. For example, IVA may provide non-public personal information about a customer’s separate account to a qualified brokerage firm in order to enter into futures transactions. In all such cases, IVA will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. In addition, IVA requires these third parties to treat IVA customers’ non-public information with the same high degree of confidentiality that IVA does.

•	Finally, IVA will release non-public information about customers if directed by that customer to do so or if IVA is authorized by law to do so.

[1] For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with an IVA affiliated company and individuals who have provided non-public personal information to an IVA affiliated company, but did not invest with an IVA affiliated company.

28

How IVA Safeguards Its Customers’ Personal Information

IVA restricts access to information about customers only to those employees who require that information to provide financial products and services to that customer. IVA maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its customers’ non-public personal information.

Keeping Its Customers Informed

As required by federal law, IVA will notify customers of IVA’s Privacy Policy annually. IVA reserves the right to modify this policy at any time, but in the event that there is a change, IVA will promptly inform its customers of that change.

29

USEFUL SHAREHOLDER INFORMATION

Trust. IVA Fiduciary Trust consists of IVA Worldwide Fund and IVA International Fund. Each of the Worldwide Fund and the International Fund is an investment portfolio of IVA Fiduciary Trust, an open-end series management investment company organized as a Massachusetts business trust.

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. A Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined Prospectus.

How to Obtain Additional Information.

•

You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at (866) 941-4482, writing the Funds at IVA Funds, P.O. Box 8077, Boston, MA 02266-8077, visiting the Funds’ website at www.ivafunds.com or calling your financial consultant.

•

You may review and copy information about a Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

How to Reach IVA Funds

Please send all requests for information or transactions to:

IVA Funds
P.O. Box 8077
Boston, MA 02266-8077

You may contact us by telephone at (866) 941-4482.

You can also visit our website at:
www.ivafunds.com

Distributor
IVA Funds Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Investment Adviser

International Value Advisers, LLC
717 Fifth Avenue, 10th Floor
New York, NY 10022

Investment Company Act File Number: 811-22211

30

IVA FUNDS

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2014

IVA Worldwide Fund		IVA International Fund
Share Class	Ticker Symbol	Share Class	Ticker Symbol

Class A	IVWAX	Class A	IVIOX
Class C	IVWCX	Class C	IVICX
Class I	IVWIX	Class I	IVIQX

717 Fifth Avenue, 10th Floor
New York, NY 10022
(866) 941-4482

IVA Fiduciary Trust (the “Trust”) consists of IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”).

Each Fund is a diversified investment portfolio of the Trust, an open-end series management investment company organized as a Massachusetts business trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated January 31, 2014, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. This SAI incorporates by reference each Fund’s financial statements for the fiscal year ended September 30, 2013, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report for the fiscal year ended September 30, 2013. A copy of the Prospectus or annual report may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone number, listed above.

IVA FUNDS

IVA Worldwide Fund
IVA International Fund

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS	1
Investment Objectives of the Funds	1
Principal Investment Strategies and Risks of the Funds	1
Non-Principal Investment Strategies and Risks of the Funds	10
Investment Restrictions	20
Portfolio Turnover	22

DISCLOSURE OF PORTFOLIO HOLDINGS	22

MANAGEMENT OF THE FUNDS	23
Board of Trustees	23
Officers of the Trust	27

PROXY VOTING POLICIES AND PROCEDURES	27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	27

INVESTMENT ADVISORY AND OTHER SERVICES	30

REVENUE SHARING	35

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES	36

COMPUTATION OF NET ASSET VALUE	36

TAX STATUS	38

PORTFOLIO TRANSACTIONS AND BROKERAGE	45

DESCRIPTION OF THE TRUST	46

SECURITIES RATINGS	48

APPENDIX A - Proxy Voting Policies and Procedures	50

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Prospectus discusses the investment objectives of the Worldwide Fund and the International Fund, as well as the primary strategies they employ to achieve those investment objectives. The Trust was organized on June 12, 2008. A copy of the Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), of the Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. The discussion below supplements the information set forth in the Prospectus under the “Investment Objective” and “Principal Investment Strategies” sections. References herein to the “Adviser” shall mean International Value Advisers, LLC.

Investment Objectives of the Funds

IVA Worldwide Fund.    The Fund will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. No attempt is made to construct a portfolio relative to a benchmark. Rather, the objective is to achieve a positive annual return with moderate annual downside risk.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders.

IVA International Fund.    The Fund will seek long-term growth of capital by investing in a range of securities and asset classes from markets around the world. No attempt is made to construct a portfolio relative to a benchmark. Rather, the objective is to achieve a positive annual return with moderate annual downside risk.

There is no assurance that the Fund’s investment objective will be achieved. Additionally, since the Fund’s investment objective has been adopted as a non-fundamental investment policy, the Fund’s investment objective may be changed without a vote of shareholders.

Principal Investment Strategies and Risks of the Funds

IVA Worldwide Fund.    To achieve its investment objective, the Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser believes have fundamental value, financial strength and stability. The Fund may, however, invest in companies with fundamental value that do not have the other characteristics. The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 40%, of the Fund’s total assets in equity and debt securities issued by foreign companies and governments.

IVA International Fund.    To achieve its investment objective, the Fund primarily seeks investment opportunities in companies of any capitalization that the Adviser believes have fundamental value, financial strength and stability. The Fund may, however, invest in companies with fundamental value that do not have the other characteristics. The Adviser, under normal market conditions, will invest no less than 30%, although it intends to invest at least 65% of the International Fund’s total assets in equity and debt securities issued by foreign companies and governments.

Principal Investment Strategies

As part of the principal investment strategies, the Funds intend to invest in both foreign and domestic fixed income securities and equities, as well as precious metals.

Each Fund may invest a maximum of 25% of its total assets in precious metals, primarily gold bullion, silver, platinum, and palladium.

Fixed income securities include bonds, notes, bills and debentures, high-yield debt securities (commonly referred to as “junk-bonds”), convertible securities, Rule 144A securities, structured notes, securities issued by supranational organizations, and sovereign debt securities.

Each Fund normally will invest its assets in common stocks, preferred stocks, derivatives, including forward contracts and futures contracts, convertible securities, bonds, debentures, or other debt instruments. A Fund may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign issuers. When deemed appropriate by the Adviser for short term investment or defensive purposes, a Fund may hold up to 100% of its assets in cash and equivalents including government obligations in the local currency of any developed country including the U.S., commercial paper and certificates of deposit.

Among the types of fixed income securities in which the Funds may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills, which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government, which may be: (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association; or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration.

For all securities that give rise to an obligation on the part of the Funds to repay an obligation, the Funds will establish and maintain segregated accounts to cover such obligations as agreed upon with the counterparty and consistent with any regulatory requirements under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Investment Risks

Asset Segregation.    With respect to certain kinds of derivative transactions entered into by a Fund that involve obligations to make future payments to third parties, under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. For example, with respect to certain foreign currency transactions and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that certain deliverable foreign currency transactions for currencies that are liquid will be treated as the equivalent of “cash-settled” contracts. As such, a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the full notional amount under such deliverable foreign currency transactions. With respect to certain forward foreign currency exchange contracts and futures contracts that are contractually required to “cash-settle,” a Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. Each Fund reserves the right to modify its asset segregation policies in the future. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Bank Obligations.    Each Fund may invest in bank obligations, which may include bank certificates of deposit (“CDs”), time deposits or bankers’ acceptances. CDs and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (“FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

Commodities and Commodity Contracts.    Each Fund may purchase or sell precious metals directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below. Each Fund also may invest in instruments related to precious metals, including structured notes and securities of precious metal finance and operating companies. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity.

Precious Metals.    Each Fund may invest a maximum of 25% of its total assets in precious metals. Precious metals at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, the Funds intend to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A Fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause a Fund to hold or sell precious metals or securities when it would not otherwise do so.

Commodity Pool Operator Exemption.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, as of the date of this SAI, the Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The Adviser is also not deemed to be a “commodity pool operator” with respect to its service as investment adviser to the Funds. The Funds intend to limit their investments in commodity interests so as to remain exempt commodity pools.

Currency Exchange Transactions.    A Fund may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies, to generate income or gains or to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and Over-the-Counter (“OTC”) options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap.

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Floating Rate, Inverse Floating Rate and Index Obligations.    Each Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.

Floating rate securities pay interest according to a coupon, which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign (non-U.S.) Securities.    Investors should recognize that investing in the securities of foreign issuers generally, and particularly in emerging market issuers, involves special considerations, which are not typically associated with investing in securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. Certain of the Funds’ foreign currency transactions may give rise to ordinary income or loss, for federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in foreign and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on foreign investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Asian Economic Risk.    Investment in securities of issuers in Asia involves risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced high inflation, high unemployment, currency devaluations, fluctuations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth, pollution and industrialization, and there is no assurance that this growth rate will be maintained. During the recent global recession, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia, or on the Funds. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of Asian countries in which the Funds invest. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time, the Funds may have significant exposure to Japan. Japanese issuers are subject to additional risks, including those associated with poor corporate governance, limited rights of shareholders, interlocking company ownership structures, uncertain accounting practices, an aging labor force, regional political strains, a dependency on manufacturing exports and on oil imports, uncertainty facing the future of its nuclear power industry, ongoing natural disaster risks and large government deficits. While these risks are not unique to Japan, and may be found in any Asian issuer, they may be more acute or more likely to affect stock prices for Japanese issuers. These risks, among others, may adversely affect the value of the Funds’ investments.

European Economic Risk.    The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have in recent years experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt and national unemployment levels of, several European countries, including Greece, Ireland, Italy, Portugal and Spain. Some of these characteristics can be observed in France, as well. These events have adversely affected the exchange rate of the euro, the common currency of the EU, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. It may be the case that policies designed to manage deficits or defend the Euro will have adverse effects on specific countries and their economies. Certain European debt issuers have defaulted and have restructured their obligations. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon or be forced to exit the euro, the common currency of the EU, and/or withdraw from the EU. The EU itself may fail to achieve a budget for the European Commission, which may have difficulty operating effectively. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These risks, among others, may adversely affect the value of the Funds’ investments.

Futures.    Each Fund may use interest rate, foreign currency, index and other futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank CDs; Eurodollar CDs; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; Japanese Government Bonds; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value (“NAV”), each Fund will mark to market its open futures positions.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Limitations on Use of Futures.    When purchasing a futures contract, the purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.

This process of “marking to market” will be reflected in the daily calculation of open positions computed in a Fund’s NAV per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will be required to comply with asset coverage requirements pursuant to SEC guidelines. See “Asset Segregation.”

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), also may limit the extent to which a Fund may enter into futures or forward contracts.

Risks Associated with Futures.    There are several risks associated with the use of futures contracts. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures contracts involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Illiquid Assets and Restricted Securities.    Each Fund may hold up to 15% of its respective net assets in illiquid securities, including certain securities that are subject to legal or contractual restrictions on resale (“restricted securities”). When a Fund’s holdings in illiquid securities exceed 15% of net assets, the Adviser will use its best efforts to remedy the situation as promptly as practicable under the circumstances. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the procedures adopted, approved and set forth by the Trust’s Board of Trustees (the “Board”).

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) the dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities.

Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

Liquidity risk is the risk that the value of a security will fall if trading in the security is limited or absent. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security, or close out an investment contract, when it wants to.

Lower-Rated Debt Securities.    Each Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service (“Moody’s”), Fitch Ratings, Ltd (“Fitch”) or Standard & Poor’s Ratings Services (“S&P”) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets generally will decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions also may adversely affect the values of lower-rated securities. Changes by nationally recognized statistical rating organizations in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal also may affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will take this reduction into consideration when analyzing an investment and will carefully monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective.

Issuers of lower-rated securities often are highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of each Fund’s assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by the Adviser, holds all or a major portion. Although the Adviser generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s NAV. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

To the extent that a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Pricing Arbitrage.    To the extent that a Fund invests significantly in foreign securities traded on markets that close before the Fund’s valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund’s valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund’s valuation time. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments don’t work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders.

Structured Investments.    A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

U.S. Government Regulation.     The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in 2010, has resulted in significant revisions of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Funds invest may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Volatile Market Conditions.    The financial crisis in the U.S. and global economies and rising governmental budget deficits over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. It is uncertain how long these conditions will continue. These market conditions have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The U.S. government has of late struggled to achieve Congressional agreement on budget, deficit reductions and taxes. As such, U.S. government securities ratings have been downgraded, or called into doubt. The severity or duration of these conditions may also be affected by policy changes made by governments or quasigovernmental organizations.

Zero-Coupon and Pay-in-Kind Securities.    Each Fund may invest in zero coupon and pay-in-kind (“PIK”) securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. PIK securities pay all or a portion of their interest in the form of additional debt or equity securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero coupon and PIK securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year.

Non-Principal Investment Strategies and Risks of the Funds

Non-Principal Investment Strategies

Each Fund also may invest their assets in trade claims, municipal bonds, and auction market preferred security loans, of, in the case of the Worldwide Fund, U.S. and foreign companies, and in the case of the International Fund, primarily foreign companies. Other asset classes with different correlations to the economy or the stock market will be considered to enable each Fund further diversification and, where possible, to provide downside protection in a difficult stock market. These include distressed debt securities and real estate interests.

In addition, each Fund may invest in currencies, warrants, options or other similar rights, in asset-backed securities, collateralized debt or loan obligations or other “structured securities” in which the value is linked to the price of an underlying instrument, such as a currency, commodity or index, or purchase or sell contracts for future delivery of commodities, currencies, indices or securities. Each Fund may invest in swaps, including rate caps, floors and collars, credit default swap contracts, total return swaps and currency swaps, for hedging purposes or to gain exposure to a credit which the Funds may otherwise invest, as well as other derivative instruments, including products that have yet to be developed. Each Fund may invest in mortgage-backed and asset-backed securities. Each Fund may, subject to a number of restrictions, hold securities issued by other investment funds or trusts as well as securities issued by private investment funds. Each Fund may enter into repurchase agreements. Each Fund may also invest in securities of foreign issuers directly or in the form of Global Depositary Receipts (“GDRs”) or European Depositary Receipts (“EDRs”).

Non-Principal Investment Risks

Adjustable Rate and Auction Preferred Stocks.    Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Asset-Backed Securities.    Each Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass-through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Bank Loans.    Each Fund may invest in bank loans. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. A Fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. A Fund also may purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which a Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which a Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower. Investments in loans may be of any quality, including “distressed” loans, and will be subject to a Fund’s credit quality policy. The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates (i.e., rates that adjust periodically based on a known lending rate), such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes a Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”). In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

Borrowing.    Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated between the Funds pursuant to guidelines approved by the Board.

Covered Option Writing.    Each Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Exchange-Traded Funds (“ETFs”).    Each Fund may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to generally achieve the same rate of return as a particular market index while trading throughout the day on an exchange (“passively managed ETFs”). Each Fund may also invest in actively managed ETFs that do not seek to replicate the performance of a specified index. The Funds will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as other investment companies, as described above. Certain risks of investing in a passively managed ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAVs and the risk that the ETFs may not be liquid. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and generally “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the passively managed ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange-Traded Notes (“ETNs”).    An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Investment in Blank Check Companies.    Each Fund may invest a maximum of 10% of total assets in equity securities of so-called “blank check” companies. These are companies that raise commitments from investors that enable the company to identify and negotiate an acquisition of an operating company, obtain shareholder approval of the transaction and then close on the acquisition. There is a risk that the company will not be able to identify a suitable acquisition candidate or negotiate a transaction or obtain approval and close on the transaction, in which case, a Fund may miss other investment opportunities. If the company closes on an acquisition, it will have similar risks to other operating companies with similar characteristics operating in a similar industry or market.

Investment in Other Investment Companies.    Each Fund may invest in unaffiliated investment funds that invest principally in securities in which that Fund is authorized to invest. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund’s total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent that a Fund invests in other investment funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. The Funds do not intend to invest in such vehicles or funds unless the Adviser determines that the potential benefits of such investment justify the payment of any applicable premiums.

Investment in Relatively New Issuers.    Each Fund intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers (i.e., those having continuous operating histories of less than three years) may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Lending of Securities.    Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest. While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted. Loans may be terminated by the lending Fund or the borrower and shall be affected according to the standard settlement time for trades in the particular loaned securities. Borrowed securities must be returned to the lending Fund when a loan is terminated. If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower. If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund. A Fund may incur custodial fees and other costs in connection with loans. In addition, the Funds’ lending agent receives a fixed fee from the Funds, representing a percentage of the securities loaned. Each Fund may, in the future, appoint and pay compensation to additional securities lending agents. Each Fund will loan no more than one-third of its total assets.

In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year. The Funds will recall a loaned security in order to vote the shares on a material proxy issue. Neither Fund will lend its portfolio securities to any director, trustee, officer, employee, or any other “affiliated person” (as defined in the 1940 Act) of the Trust, the Adviser, State Street Bank and Trust Company, the Funds’ administrator (the “Administrator”), or IVA Funds Distributors, LLC, the Fund’s distributor (the “Distributor”), unless permitted by applicable law.

Mortgage-Backed Securities.    Each Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and also may invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by each Fund generally will be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely. Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses.

Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property. Finally, the ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.

For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Municipal Bonds.    Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They also may issue municipal bonds to refund outstanding obligations and to meet general operating expenses.

Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality.

In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Options Transactions.    The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting each Fund’s investment risk and augmenting its investment return. The Adviser expects, however, the amount of each Fund’s assets that will be involved in options transactions to be small relative to the Fund’s assets. Accordingly, it is expected that only a relatively small portion of each Fund’s investment return will be attributable to transactions in options on securities and on stock indices. Each Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other investment vehicles advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

Options on Futures.    Each Fund may use options on futures contracts. Each Fund may also purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (See “Futures”). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund is required to deposit and to maintain a margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Options on Stock Indices.    Each Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security that is listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.

Limitations on Use of Futures Options.    When purchasing an option for a futures contract, the purchaser or seller of an option for a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a FCM, when the contract is entered into. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis.

This process of “marking to market” will be reflected in the daily calculation of open positions computed in a Fund’s NAV per share. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will be required to comply with asset coverage requirements pursuant to SEC guidelines. See “Asset Segregation.”

The requirements for qualification as a regulated investment company under the Code, also may limit the extent to which a Fund may enter into futures options.

Risks Associated with Futures Options.    There are several risks associated with the use of futures options. There can be no guarantee that there will be a correlation between price movements in the futures options and in the securities or index positions covering them. In addition, there are significant differences between the securities and indexes and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures options on securities or indexes, including technical influences in futures options, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to employ futures options involves the exercise of skill and judgment, and even well-conceived uses may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the futures contracts previously discussed are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

OTC Options and Futures Transactions.    Each Fund may invest in options, futures, swaps and related products. Each Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option, which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option, which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

A Fund usually will enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price that is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

OTC transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom a Fund originally dealt. Any such cancellation may require a Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Funds intend to enter into OTC transactions only with dealers that agree to, and that are expected to be capable of, entering into closing transactions with the Funds. There is also no assurance that a Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The Funds’ administrator is entitled to rely upon prices received from a reputable pricing service. In addition, and with respect to securities valued by the Adviser, the administrator is entitled to rely without inquiry upon the valuations submitted to it by the Adviser and has no responsibility to determine the accuracy or otherwise thereof.

Private Investment Funds.    Each Fund may invest in private investment funds (“Hedge Funds”) managed by various investment managers (“Managers”) that use a variety of investment strategies, including investment in other Hedge Funds. By investing in Hedge Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by a Fund as an investor in Hedge Funds, in addition to the operating expenses of a Fund. The incentive-based allocations assessed by Managers and borne directly by a Fund may create an incentive for Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. Because the Managers value the Hedge Funds they manage, which directly affects the amount of incentive-based allocations they receive, Managers face a conflict of interest in performing such valuations. Various risks are associated with the securities and other instruments in which Hedge Funds may invest, their investment strategies and the specialized investment techniques they may use. Hedge Funds are not registered as investment companies under the 1940 Act. Therefore, a Fund, as an investor in Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. To the extent a Fund invests in a Hedge Fund that allows its investors to effect withdrawals only at certain specified times, a Fund may not be able to withdraw its investment in such Hedge Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect a Fund’s investment return. To the extent a Fund invests in a Hedge Fund that is permitted to distribute securities in kind to investors making withdrawals, upon a Fund’s withdrawal of all or a portion of its interest in such Hedge Fund a Fund may receive securities that are illiquid or difficult to value.

Repurchase Agreements.    Each Fund may invest a maximum of 10% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including: (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (ii) possible reduced levels of income and lack of access to income during this period; and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements.    Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of its total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Swap Agreements.

General.    Each Fund may engage in total return, credit default and currency swaps. Each Fund’s use of swap agreements entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The greatest risks associated with swaps include: credit risk, liquidity risk and market risk.

Total Return Swaps.    Each Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps.    Each Fund may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. A Fund may be either the buyer or seller in the transaction. Credit default swaps also may be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

A Fund also may purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraphs. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It also would involve the risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Currency Swaps.    Each Fund may enter into currency swap agreements for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps.    Each Fund may enter into interest rate swap agreements for investment purposes. An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate. Interest rate swaps are generally used to limit or manage exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap. The purchase of interest rate swaps involves risks including interest rate risk if interest rate movements do not match expectations and credit risk if the other party in the transaction defaults on its responsibilities.

Trade Claims.    Each Fund may invest a maximum of 10% of total assets in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty and often involved in bankruptcy proceedings. For purchasers such as the Funds, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is very speculative and carries a high degree of risk. Trade claims are illiquid instruments, which generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

Treasury Obligations.    Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a Fund’s Treasury obligations to decline. In 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P may cause the value of a Fund’s Treasury obligations to decline.

Warrants.    Each Fund may invest in warrants, which are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, each Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

Each Fund normally will use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued or Delayed-Delivery Securities.    Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, each Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Consumer Discretionary Sector Risk.    The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Industrials Sector Risk.    The value of securities issued by companies in the industrials sector may be affected by supply and demand, both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Technology Sector Risk.    Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Investment Restrictions

Fundamental Investment Restrictions of the Worldwide Fund and International Fund

The investment restrictions set forth below are fundamental policies of the Funds and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each Fund:

(1) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act1;
(2) may not borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);
(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;
(4) may not concentrate 25% or more of the value of its total assets in any one industry or group of industries2;
(5) with respect to 75% of its total assets (exclusive of cash, cash items, and government securities), may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer;
(6) with respect to 75% of its total assets, may not acquire more than 10% of the outstanding voting securities of any issuer;
(7) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;
(8) may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. A Fund may loan no more than one-third of its total assets; and
(9) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities. Notwithstanding the foregoing, the Fund may purchase or sell up to 25% in precious metals directly, and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

In determining whether a transaction is permitted under the 1940 Act, restriction (1) above will not be construed to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

For purposes of Investment Restriction (9), the commodities in which the Funds will invest directly have robust, deep and liquid markets. The Funds’ investments in precious metals can be readily liquidated.

In addition, under normal circumstances, each Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, each Fund may purchase securities pursuant to the exercise of subscription rights. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Non-Fundamental Investment Restrictions of the Worldwide Fund and International Fund

Notwithstanding the foregoing investment restrictions, as a non-fundamental restriction, neither Fund may purchase additional securities while it has outstanding borrowings exceeding 5% of its total assets.

Notwithstanding the foregoing investment restrictions, as a non-fundamental restriction, each Fund may pledge, mortgage, hypothecate, or otherwise encumber any of its assets to secure borrowings; provided that such amount shall not exceed one-third of its total assets. This restriction shall not prohibit the Funds from engaging in options, futures, and foreign currency transactions.

1 Section 18(f)(1) of the 1940 Act generally prohibits registered open-end investment companies from issuing senior securities other than with respect to bank borrowings. Section 18(g) defines “senior security,” in pertinent part, as “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.”
2 The Funds use the term “industry” as a classification that refers to a group of companies related in terms of their primary business activities.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. A Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

Set forth below are the Funds’ portfolio turnover rates for the two most recently completed fiscal years.

	Fiscal Year Ended	Fiscal Year Ended
Fund	September 30, 2013	September 30, 2012

Worldwide Fund	26.3%	27.9%
International Fund	40.1%	29.9%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of each Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board. In addition, the Funds have policies in place to regulate the Board’s oversight of the disclosure of portfolio holdings.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of each Fund also will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: portfolio holdings as of the end of each Fund’s second and fourth fiscal quarters will be filed as part of the annual or semi-annual report filed on Form N-CSR, and portfolio holdings as of the end of each Fund’s first and third fiscal quarters will be filed on Form N- Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov approximately 60 days after the end of each respective quarter. The Trust also discloses to the general public top positional holdings and portfolio-related statistical information on the Trust’s website at http://www.ivafunds.com/us-investors/mutual-funds no earlier than 21 days after the end of each calendar month.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) is periodically made to the Adviser (International Value Advisers, LLC) and to the Funds’ custodian (State Street Bank and Trust Company) and sub-custodians, transfer agent (Boston Financial Data Services, Inc.), administrator, financial printers, pricing services, proxy voting services, Funds’ independent registered public accounting firm, and counsel that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Financial Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that a Fund believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration. Financial Service Providers and Rating Agencies must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the Trust (the “CCO”), are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

Before any disclosure of Confidential Portfolio Information to Financial Service Providers or Rating Agencies is permitted, the CCO (or an officer designated by the CCO) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose and is in the best interest of shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Financial Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel. The CCO will attempt to uncover any apparent conflict between the interests of Fund shareholders and the Adviser, underwriter and their affiliates. Any conflict of interest that may rise as a result of a request for Confidential Portfolio Information will be resolved by the CCO in the best interests of Fund shareholders.

Exceptions to these procedures may only be made if the CCO (or an officer designated by the CCO) determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser has primary responsibility for ensuring that a Fund’s portfolio holdings information is disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds.

MANAGEMENT OF THE FUNDS

Board of Trustees

The business and affairs of each Fund are managed under the direction of the Board. The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board held four meetings during the fiscal year ended September 30, 2013. Each Board member attended all such meetings and of meetings of the committees on which he/she served during the periods that he/she served.

Currently, over 75% of the Trust’s Board members are not “interested persons” of the Adviser, including its affiliates, or the Trust (the “Independent Trustees”). The Independent Trustees interact directly with the senior management of the Adviser at scheduled meetings and at special meetings, as appropriate. The Independent Trustees regularly discuss matters outside of the presence of management and are advised by their own experienced independent legal counsel. The Board’s independent legal counsel participates in Board meetings and interacts with the Adviser. Each Independent Trustee also is a member of the Audit Committee and the Nominating and Governance Committee and from time to time one or more Independent Trustees may be designated, formally or informally, to take the lead in addressing with management or the Board’s independent legal counsel matters or issues of concern to the Board. The Board and its committees have the ability to engage other experts as appropriate.

The Board has appointed Adele R. Wailand, an Independent Trustee, to act as Chair of the Board. The Chair’s primary responsibilities are: (i) to preside at all meetings of the Board; (ii) to act as the Board’s liaison with management between meetings of the Board; and (iii) to act as the primary contact for Board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or Amended and Restated By-laws, the designation as Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board has determined that its leadership structure is appropriate in light of the services that the Adviser and the Adviser’s affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships. The Board evaluates its performance on an annual basis.

Board’s Oversight Role in Risk Management. The Board’s role in the risk management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management

(including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chair, acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Adviser and other service providers, the Trust’s and the Adviser’s CCO and portfolio management personnel. The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas. The Board also receives reports from counsel to the Trust or counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Information About Each Board Member’s Experience, Qualifications, Attributes or Skills. Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, 10th Floor, New York, NY 10022.

Independent Trustees(1)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (“Case, Pomeroy”) (real estate and investments); Vice President & General Counsel, Case, Pomeroy (prior to 2011).	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (since 2011); President/ Chief Investment Officer/ Strategist, Okabena Investment Services (registered investment advisor) (2006-2011).	2	Director, Ocean Training Governance Foundation (since 2013) (a Canadian not-for profit organization based in Halifax, NS).

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Michael W. Malafronte(3) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010).	2	None.

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that all of the Trustees satisfy this standard. The following discusses each Trustee’s particular experience, qualifications, attributes or skills that contribute to the Board’s operations:

Adele R. Wailand - Through her positions as a senior officer, general counsel and corporate secretary, Ms. Wailand has senior management experience in legal compliance, corporate governance, board operations and business transactions. She has additionally served as a member of a number of private corporate and not-for-profit boards.

Manu Bammi - As founder and CEO of SmartAnalyst, Inc., Mr. Bammi has senior management experience in the financial research and analytics industry.

Ronald S. Gutstein - As an institutional trader and market maker with Access Securities, Mr. Gutstein has experience in asset management and securities markets.

William M. Rose – Through his position as Chief Investment Officer of a registered investment advisor and other senior management positions, Mr. Rose has experience in strategic investment planning, financial and treasury management and board oversight. In addition, Mr. Rose has experience as a Certified Public Accountant and is a Chartered Financial Analyst.

Michael W. Malafronte - Through his positions as Managing Partner, CEO and Research Analyst with the Adviser, and previous senior management positions with Arnhold and S. Bleichroeder Advisers, LLC (ASB), Mr. Malafronte has experience in the development and management of registered investment companies, enabling him to provide management input to the Board.

Additional Information About the Board and its Committees. The Trust has an Audit Committee and a Nominating and Governance Committee. The members of both the Audit Committee and the Nominating and Governance Committee consist of all the Independent Trustees, namely Manu Bammi, Ronald S. Gutstein, William M. Rose and Adele R. Wailand.

In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee held two meetings during the fiscal year ended September 30, 2013.

The Nominating and Governance Committee operates pursuant to a written charter. The principal functions of the Nominating and Governance Committee are to: (i) make nominations for Independent Trustee membership on the Board; (ii) periodically review Board governance practices and procedures and to recommend to the Board any changes deemed appropriate; (iii) periodically review Independent Trustee compensation and recommend to the Board any changes deemed appropriate; (iv) review on an annual basis committee chair assignments and committee assignments; (v) review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board; (vi) plan and administer the Board’s annual self-evaluation process; (vii) consider on an annual basis the structure, operations and effectiveness of the Nominating and Governance Committee annually; and (viii) evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel. In making nominations for Independent Trustee membership on the Board, the Nominating and Governance Committee may consider potential nominees in light of their professional experience, education, skill, and other individual qualities and attributes that contribute to Board heterogeneity. The Nominating and Governance, as it deems appropriate and when a vacancy becomes available, will consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating and Governance Committee held two meetings during the fiscal year ended September 30, 2013.

Trustee Ownership of the Funds. The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2013.

Aggregate Dollar Range of Equity
Securities in All Registered Investment
	Dollar Range of Equity		Companies Overseen by Trustee in Family
	Securities in the Funds		of Investment Companies
Independent Trustees
Adele R. Wailand	Over $100,000	(Worldwide Fund)	Over $100,000
	None	(International Fund)
Manu Bammi	Over $100,000	(Worldwide Fund)	Over $100,000
	None	(International Fund)
Ronald S. Gutstein	Over $100,000	(Worldwide Fund)	Over $100,000
	None	(International Fund)
William M. Rose	Over $100,000	(Worldwide Fund)	Over $100,000
	None	(International Fund)
Interested Trustee
Michael W. Malafronte	Over $100,000	(Worldwide Fund)	Over $100,000
	Over $100,000	(International Fund)

As of January 3, 2014, the Trustees and officers of each Fund, individually and as a group, owned less than 1% of the outstanding shares of each Fund.

Compensation of Board Members. The Trust pays each Independent Trustee an annual retainer of $55,000 and an attendance fee of $5,000 for each regular quarterly Board meeting attended. The Chair is paid an additional annual retainer of $10,000. Independent Trustees are reimbursed for travel and out-of-pocket expenses incurred in attending such meetings. The Funds do not pay retirement benefits to its Trustees and officers. Officers and the interested trustee of the Funds are not compensated by the Funds.

The following table summarizes the compensation for the Independent Trustees for the 12-month period ended September 30, 2013.

			Estimated
	Aggregate	Pension or Retirement	Annual Benefits	Total Compensation
	Compensation	Benefits Accrued as Part of	Upon	From Fund Complex
Independent Trustees	From Trust	Funds Expenses	Retirement	Paid to Trustee
Adele R. Wailand	$85,000	None	None	$85,000
Manu Bammi	$75,000	None	None	$75,000
Ronald S. Gutstein	$75,000	None	None	$75,000
William M. Rose*	$ 9,583	None	None	$ 9,583

* Appointed to serve as an Independent Trustee of the Trust effective September 12, 2013.

Officers of the Trust

Term of Office and
Name (Birth Year)	Position(s) Held	Length of Time
and Address (1)	with the Trust	Served (2)	Principal Occupation(s) During Past 5 Years
Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Fund Operations Manager, the Adviser (since 2009); Director, Morgan Stanley (from 2007 to 2009).

(1) Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, 10th Floor, New York, NY 10022.

(2) The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Sales Loads.    In recognition of the limited sales support and servicing required for certain accounts, Trustees and officers and other affiliated persons of the Trust qualify for a waiver of the Class A sales charge.

Codes of Ethics.    The Trust and the Adviser each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Attached as Appendix A is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. Information on how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period as of June 30 is available without charge, (1) upon request, by calling (866) 941-4482, and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons beneficially holding more than 25% of the outstanding shares of a Fund may be deemed to “control” (as that term is defined in the 1940 Act) that Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of that Fund.

As of January 2, 2014, the following shareholders held of record (but not beneficially) more than 5% of the outstanding shares of the Funds:

Fund	Name and Address on Account	% of Shares
Worldwide Fund – Class A	UBS WM USA	18.39%
	Omni Account MF
	Attn: Dept. Manager
	499 Washington Boulevard – 9th floor
	Jersey City, NJ 07310-2055
Worldwide Fund – Class A	Pershing LLC	14.31%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001

Worldwide Fund – Class A	Charles Schwab & Co. Inc.	11.85%
	Special Custody A/C FBO Customers
	Attn. Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905
Worldwide Fund – Class A	Merrill Lynch Pierce Fenner & Smith	9.59%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484
Worldwide Fund – Class A	First Clearing, LLC	7.30%
	Special Custody Account for the Exclusive
	Benefit of Customers
	2801 Market St.
	Saint Louis, MO 63103-2523
Worldwide Fund – Class A	Morgan Stanley Smith Barney LLC	6.74%
	Harborside Financial Center
	Plaza 23rd floor
	Jersey City, NJ 07311
Worldwide Fund – Class C	Merrill Lynch Pierce Fenner & Smith	29.76%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484
Worldwide Fund – Class C	First Clearing, LLC	11.49%
	FBO of its Customers
	2801 Market St.
	Saint Louis, MO 63103-2523
Worldwide Fund – Class C	Morgan Stanley Smith Barney LLC	10.54%
	Harborside Financial
	Plaza 23rd floor
	Jersey City, NJ 07311
Worldwide Fund – Class C	UBS WM USA	10.20%
	Omni Account MF
	Attn: Dept. Manager
	1000 Harbor Boulevard, Suite 5
	Weehawken, NJ 07086-6761
Worldwide Fund – Class C	Raymond James	5.82%
	Omnibus for Mutual Funds
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100
Worldwide Fund – Class C	Pershing LLC	5.75%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001
Worldwide Fund – Class C	Charles Schwab & Co. Inc.	5.22%
	Special Custody A/C FBO Customers
	Attn. Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905
Worldwide Fund – Class I	Charles Schwab & Co. Inc.	26.80%
	Special Custody A/C FBO Customers
	Attn. Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905

Worldwide Fund – Class I	Merrill Lynch Pierce Fenner & Smith	11.94%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484

Worldwide Fund – Class I	First Clearing, LLC	6.11%
	FBO of its Customers
	2801 Market St.
	Saint Louis, MO 63103-2523
Worldwide Fund – Class I	Morgan Stanley Smith Barney LLC	5.12%
	Harborside Financial Center
	Plaza 23rd floor
	Jersey City, NJ 07311
International Fund – Class A	Charles Schwab & Co. Inc.	14.79%
	Special Custody A/C FBO Customers
	Attn. Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905
International Fund – Class A	Pershing LLC	14.75%
	1 Pershing Plaza
	Jersey City, NJ 07399-0001
International Fund – Class A	Morgan Stanley Smith Barney LLC	13.75%
	Harborside Financial Center
	Plaza 23rd floor
	Jersey City, NJ 07311
International Fund – Class A	Merrill Lynch Pierce Fenner & Smith	8.35%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484
International Fund – Class A	UBS WM USA	7.90%
	Omni Account MF
	Attn: Dept. Manager
	1000 Harbor Boulevard, Suite 5
	Weehawken, NJ 07086-6761
International Fund – Class C	Merrill Lynch Pierce Fenner & Smith	17.72%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484
International Fund – Class C	Morgan Stanley Smith Barney LLC	12.78%
	Harborside Financial Center
	Plaza 23rd floor
	Jersey City, NJ 07311
International Fund – Class C	UBS WM USA	9.65%
	Omni Account MF
	Attn: Dept. Manager
	1000 Harbor Boulevard, Suite 5
	Weehawken, NJ 07086-6761
International Fund – Class C	Raymond James	6.93%
	Omnibus for Mutual Funds
	Attn: Courtney Waller
	880 Carillon Parkway
	St. Petersburg, FL 33716-1100
International Fund – Class C	First Clearing, LLC	5.99%
	FBO of its Customers
	2801 Market St.
	Saint Louis, MO 63103-2523
International Fund – Class I	Charles Schwab & Co. Inc.	30.20%
	Special Custody A/C FBO Customers
	Attn. Mutual Funds
	211 Main St.
	San Francisco, CA 94105-1905
International Fund – Class I	Merrill Lynch Pierce Fenner & Smith	8.54%
	FBO of its Customers
	4800 Deer Lake Drive E
	Jacksonville, FL 32246-6484

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

International Value Advisers, LLC is the investment manager of the Funds. The Adviser was organized as a Delaware limited liability company in 2007. The managing member of the Adviser is IVA Holdings, LLC. Michael Malafronte, Managing Partner of the Adviser, Stefanie Hempstead, Chief Financial Officer of the Adviser, and Shanda Scibilia, Chief Operating Officer and Chief Compliance Officer of the Adviser, are affiliated persons of the Trust.

IVA serves as the investment manager of each Fund pursuant to an investment advisory agreement dated as of August 21, 2008. The investment advisory agreement had an initial term of two years from its effective date and continues in effect with respect to each Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board. The investment advisory agreement is terminable with respect to a Fund by vote of the Board, or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable. The investment advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The investment advisory agreement provides that the Adviser shall manage the operations of each Fund, subject to policies established by the Board. Pursuant to the investment advisory agreement, the Adviser manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to a Fund’s officers and Board regularly. The Adviser also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each Fund’s shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries, and maintaining a flow of information to shareholders. In addition, the Adviser pays the compensation of each Fund’s officers, employees and Trustees affiliated with the Adviser. Each Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.

As compensation for its services, each Fund pays the Adviser a monthly fee at an annual rate of 0.90% of the Fund’s average daily net assets.

Under the terms of the investment advisory agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”). In addition, the Funds will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Set forth below are the advisory fees the Funds paid for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011

Fund	Advisory Fees	Advisory Fees	Advisory Fees

Worldwide Fund	$78,649,516	$84,459,971	$78,360,183

International Fund	$26,946,250	$22,539,187	$18,203,790

Portfolio Managers

Charles de Vaulx and Charles de Lardemelle, each a portfolio manager, are primarily responsible for the day-to-day management of the Funds. Mr. de Vaulx also serves as Chief Investment Officer of the Adviser. Both portfolio managers supervise an investment team comprised of analysts and traders. Messrs. de Vaulx and de Lardemelle have been portfolio managers of the Funds since their inceptions. The following tables set forth certain additional information with respect to the portfolio managers. The information is as of the fiscal year ended September 30, 2013.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, the table below identifies, for each portfolio manager, the number of accounts for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Charles de Vaulx	0	$0	3	$2.3 billion	14	$3.8 billion
Charles de Lardemelle	0	$0	3	$2.3 billion	14	$3.8 billion

The table below identifies, for each portfolio manager, the number of accounts for which he has day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Other Pooled
	Registered Investment		Investment Vehicles		Other Accounts managed
	Companies for which the		managed for which the		for which the Adviser
	Adviser receives a		Adviser receives a		receives a
	performance-based fee		performance-based fee		performance-based fee
	Number of		Number of		Number of
Portfolio Manager	Accounts	Total Assets	Accounts	Total Assets	Accounts	Total Assets
Charles de Vaulx	0	$0	1	$83 million	0	$0
Charles de Lardemelle	0	$0	1	$83 million	0	$0

Potential Conflicts of Interest

Because each portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the Funds) in a manner, which, in the Adviser’s opinion, is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across accounts and to monitor whether any account is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Compensation

Each portfolio manager is a member (partner) of the Adviser. The compensation of each portfolio manager consists of a partnership interest in the Adviser’s profits. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. The Adviser membership interest is the primary incentive for the portfolio managers. The Adviser believes this is the best incentive to maintain stability of portfolio management personnel.

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2013.

Dollar Range of
Fund	Portfolio Manager(s)	Ownership of Securities

Worldwide Fund	Charles de Vaulx	Over $1,000,000
	Charles de Lardemelle	Over $1,000,000
International Fund	Charles de Vaulx	Over $1,000,000
	Charles de Lardemelle	Over $1,000,000

Principal Underwriter

Subject to the conditions described in the “Shareholder Information” section of the Prospectus, shares of the Funds are offered on a continuous basis through the Distributor, located at Three Canal Plaza, Suite 100, Portland, ME 04101, as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Funds. Pursuant to the Distribution Agreement, the Distributor shall devote its best efforts to distribute Shares of the Funds but shall not be obligated to sell any certain number of Shares. Other than payments pursuant to the Rule 12b-1 plans discussed below, the Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Rule 12b-1 Plans

As described in the Prospectus, the Funds have adopted Rule 12b-1 plans (“Plans”) for their Class A and Class C shares. The Plans, among other things, permit the Class A and Class C share classes to pay the Distributor quarterly fees, other than in exceptional cases, at annual rates not exceeding 0.25% and 1.00%, respectively, of the assets of the Class A and Class C share classes as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plans or the Distribution Agreement. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan record keeping. Payments under the Plans also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plans may benefit the Trust by increasing net sales of the Funds (or reducing net redemptions), potentially allowing the Funds to benefit from economies of scale.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in either Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Board reviews quarterly a written report detailing the costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.

Set forth below, for the fiscal year ended September 30, 2013, are the fees paid to the Distributor pursuant to the Plans for the Class A and Class C shares of the Funds, as well as the contingent deferred sales charges (“CDSCs”) to which redemptions are subject.

	Class A Shares		Class C Shares
	Fiscal Year Ended		Fiscal Year Ended
	September 30, 2013		September 30, 2013

	Distribution Fees	CDSCs	Distribution and Servicing Fees	CDSCs
Fund
Worldwide Fund	$5,847,894	$41,355	$13,720,302	$67,977
International Fund	$975,613	$32,063	$786,699	$1,911

The amounts paid to the Distributor under the Plans during the fiscal year ended September 30, 2013 were spent on the following categories of payments:

Fund	Trail Commissions to Dealers	Promotional Events and Materials	Prospectus/ Shareholder Reports	Sales Literature
Worldwide Fund	$18,458,984	$26,415	$8,458	$36,557
International Fund	$1,626,254	$3,385	$1,899	$4,970

	Subscriptions	Other Distribution Expenses	Trail Commissions to A Share Financier	Trail Commissions to C Share Financier
Worldwide Fund	$39,831	$73,834	$121,579	$841,272
International Fund	$5,047	$9,329	$51,884	$66,886

The Plans compensate the Distributor regardless of its expenses.

No interested person of the Funds nor any Independent Trustee has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans.

Other Service Providers

Administrator

The Trust has entered into an administration agreement dated August 21, 2008, with State Street Bank and Trust Company, 4 Copley Place, 5th floor, Boston, MA 02116, pursuant to which State Street provides administrative services to the Funds. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its gross negligence or willful misconduct in the performance of its duties. For providing these services, State Street receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.04% on the first $1.0 billion of net assets, 0.03% on the next $1.0 billion of net assets and 0.01% on net assets over $2.0 billion. Prior to January 1, 2011, State Street received a fee which was calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows: 0.04% on the first $1.0 billion of net assets, 0.03% on the next $1.0 billion of net assets and 0.02% on net assets over $2.0 billion.

Set forth below are the fees the Funds paid to the Administrator for the periods indicated.

	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
Fund	September 30, 2013	September 30, 2012	September 30, 2011
Worldwide Fund	$1,272,473	$1,358,615	$1,436,490

International Fund	$454,310	$382,358	$353,258

Transfer Agent/Dividend Disbursing Agent

Boston Financial Data Services, Inc. is the Transfer Agent for the Funds’ shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is 2000 Crown Colony Drive, Quincy, MA 02169.

Custodian

State Street Bank and Trust Company (the “Custodian”), located at 1200 Crown Colony Drive, Crown Colony Office Park, Quincy MA 02169, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“EY”) serves as each Fund’s independent registered public accounting firm. EY provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. EY is located at 200 Clarendon Street, Boston, MA 02116-5072.

The financial highlights of the Funds included in the Prospectus and financial statements incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the report of EY. The report is given on the authority of said firm as experts in auditing and accounting.

Counsel

K&L Gates LLP serves as counsel to the Funds, and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2950

REVENUE SHARING

The Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments - sometimes referred to as “revenue sharing” - to broker-dealers or financial intermediaries for various reasons in addition to any Rule 12b-1 payments described elsewhere in this SAI. (Such payments may include any other payment requirement of a broker-dealer or other financial intermediary, including certain agreed upon “finder’s fee” commissions, which are described in the Prospectus under "Initial Sales Charges-Class A Shares.") These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. The recipients of such payments may include other affiliates of the Adviser, and broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

As of September 30, 2013 the following broker-dealers that are registered with the Financial Industry Regulatory Authority (“FINRA”) have arrangements with the Adviser or an affiliate pursuant to which the member firm is entitled to a revenue sharing payment. Each member firm may receive up to 0.25% of revenue sharing:

Merrill Lynch, Pierce, Fenner & Smith Incorporated	UBS Financial Services Inc.
Morgan Stanley Smith Barney LLC	Wells Fargo Advisors, LLC
RBC Wealth Management

The Distributor may have arrangements with intermediaries that are not members of FINRA.

Certain financial intermediaries may provide services to their Fund shareholder clients, which services otherwise would be provided by or are analogous to those provided by the Transfer Agent. These services, commonly referred to as “sub-transfer agency” services, include producing and mailing client statements, tax reporting, order-processing and client relations. For providing these services, such intermediaries receive fees from the Funds that may not exceed the amounts that the Funds otherwise would incur under their agreement with the Transfer Agent. To the extent, however, that such fees exceed the amounts payable by the Funds to the Transfer Agent for such services, the Adviser, or an affiliate may make revenue sharing payments out of its or their own resources to pay such excess sub-transfer agency fees. Sub-transfer agency fees will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced).

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Prospectus. As stated in the Prospectus, shares of each Fund may be purchased at NAV by various persons associated with the Trust, the Adviser, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at NAV in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

The Funds reserve the right to make payment in securities or other portfolio investments rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption-in kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations. Securities used to redeem Fund shares will be valued as described in the Funds’ Prospectus. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Redemptions in-kind may only be made with liquid investments. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

COMPUTATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How Fund Share Prices Are Calculated,” the NAV of a Fund’s shares of a particular class is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange (“NYSE”) is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s liabilities are allocated among its share classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and the Funds’ NAVs to the Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated several of these responsibilities to the Custodian, and other agents. The Trustees have established a Pricing and Fair Valuation Committee to which they have delegated responsibility to officers of the Adviser for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Listed equity securities and equity securities listed on the NASDAQ stock exchange generally are valued at the last sale price on the exchange that is the primary market for such securities (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”). If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively. Other OTC equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. Eastern Time).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the United States or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

Forward currency contracts are valued at the current cost of offsetting such contracts. Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options also may be valued at their NBBO (national best bid and offer from participant exchanges) reported by the Options Price Reporting Authority. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by approved pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAX STATUS

Taxation of the Funds: In General

The following discussion of the U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of the quarter of each Fund’s taxable year, (i) at least 50% of the market value of each Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year.

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% good income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

For purposes of the diversification requirements described in (b) above, in the case of a Fund’s investment in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. Also, for purposes of (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Each Fund may invest in certain assets that do not give rise to qualifying income and do not constitute “securities” for purposes of the regulated investment company qualification tests referred to above. Each Fund also may invest in other assets, such as various derivative and structured investment products, the status of which as “securities” for the above purposes may not be fully settled.

For example, income derived from investing or trading in precious metals is not qualifying income for purposes of the 90% good income requirement, unless the investment in metals is made for purposes of hedging a Fund’s investment in securities of issuers engaged in metals-related businesses, such as mining companies. Also, under an Internal Revenue Service revenue ruling effective after September 30, 2006, income from certain commodities-linked derivatives is not considered qualifying income for purposes of the 90% good income test. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.

In general, if a Fund qualifies as a regulated investment company, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or may be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the under-distributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment (e.g., qualified retirement or pension trusts) shareholders of each Fund generally will be subject to federal income tax on Fund distributions. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

Distributions by a Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Maximum long-term capital gain rates applicable to individuals are 20% for individuals in the 39.6% tax bracket, 15% for individuals in the 25% to 35% tax brackets, and 0% for individuals in the 10% to 15% tax brackets. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

Distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) are subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount are also subject to this tax. Dividends paid by a Fund constitute investment income of the type subject to this tax.

Sales, Redemptions, and Exchanges

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes and Investments

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investments by a Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make elections to avoid the imposition of such taxes. For example, a Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Debt Obligations

If a Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund. The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger distributions than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in certain ETNs may accrue interest which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of real estate investment trusts (“REITs”), such investments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Tax-Exempt Shareholders

Under current law, the Funds generally serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder also may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs (as described above). Any investment by a Fund in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specifically to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Non-U.S. Shareholders

In general, dividends (other than capital gain dividends and, for taxable years beginning on or before December 31, 2013, certain interest-related dividends and short-term capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30 percent (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

For a shareholder that is a non-U.S. entity, a new withholding tax (known as FATCA) will be imposed on distributions paid after June 30, 2014, and on redemptions and proceeds from sales of Fund shares after December 31, 2016, unless such shareholder enters into an information sharing agreement with the Internal Revenue Service with respect to the shareholder’s direct and indirect U.S. owners or qualifies for an exception from entering into such agreement. Under recently adopted regulations, a non-U.S. entity must enter into such an agreement with the Internal Revenue Service by April 25, 2014 or otherwise demonstrate that it is FATCA-compliant or exempt to insure that it will be identified as FATCA-compliant in sufficient time to allow withholding agents to refrain from withholding beginning on July 1, 2014.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order for a foreign investor to qualify for an exemption from the backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in a Fund.

Tax Basis Information

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Funds use a First-In First-Out method. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

Brokerage and Research Services

There is generally no stated commission in the case of securities traded on a principal basis in the OTC markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The Adviser may also obtain research services by entering into commission sharing arrangements (“CSAs”). Under a CSA, the Adviser may execute a transaction through a broker-dealer and request that the broker-dealer allocate a portion of the commission to another broker-dealer that provides valuable research. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

The table below shows information on brokerage commissions paid by each Fund for the periods indicated, all of which were paid to entities that are not affiliated with the Funds or Adviser.

Fund	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Worldwide Fund	$2,814,631	$3,954,618	$8,359,897
International Fund	$1,144,820	$1,129,816	$2,035,554

Regular Broker Dealers. Each Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2013, the Worldwide Fund held $42,187,171 of securities issued by Goldman Sachs Group, Inc., $39,191,040 of securities issued by Bank of America Corp., and $67,114,892 of securities issued by UBS AG. As of September 30, 2013, the International Fund held $36,016,065 of securities issued by UBS AG.

DESCRIPTION OF THE TRUST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declaration of Trust further permits the Board to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Board may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Board and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of either Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. The Declaration of Trust also permits the Board to charge shareholders directly for custodial, transfer agency, and servicing expenses.

Shares of each Fund are currently divided into three classes, designated Class A, Class C and Class I Shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

The Declaration of Trust also permits the Board, without shareholder approval, to subdivide either Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. The Board also may, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “Fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or either Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board also may without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights. Shareholders of both Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act, shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and any subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of a Trust is established and designated by the Trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem shares of any shareholder at the NAV thereof: (i) if at such time such shareholder owns shares of any series or class having an aggregate NAV of less than an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding shares of the Trust or of any series or class; (iii) if the Trustees determine that such shareholder is engaging in conduct that is harmful to the Trust or any series or class; or (iv) if the Trustees otherwise determine such redemption to be necessary or appropriate.

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P.

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

S&P Ratings

AAA —Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—C—Bonds A-1 —A-rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Funds has delegated the authority to develop policies and procedures relating to proxy voting to the Adviser. The Adviser has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Adviser votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Adviser is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Adviser attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Adviser may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Adviser of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the Adviser generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that the Adviser considers in voting on such issue, the Adviser votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that the Adviser considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause the Adviser to abandon a policy that would have otherwise applied to issuers generally. The Adviser’s policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of the Adviser’s goal to vote proxies in the best interest of clients, the Adviser follows procedures designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, the Adviser reviews its relationship with the issuer of each security to determine if the Adviser or any of its employees has any financial, business or personal relationship with the issuer. The Adviser is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which the Adviser decides to vote a proxy with respect to such issuer.

The Adviser’s CCO reviews and addresses conflicts of interest brought to her attention. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the CCO for a conflict of interest review because the Adviser’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Adviser’s decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

PART C
OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit
Number		Description

(a)	—	Amended and Restated Agreement and Declaration of Trust of the Registrant (1)

(a)(1)	—	Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust (2)

(a)(2)	—	Amendment No. 2 to Amended and Restated Agreement and Declaration of Trust (4)

(b)	—	Amended and Restated By-laws of the Registrant (1)

(b)(1)	—	Amendment No. 1 to the Amended and Restated By-Laws of IVA Fiduciary Trust (2)

(c)	—	Portions of the Agreement and Declaration of Trust and By-laws of the Registrant defining the rights of holders of shares of the Registrant (Reference is made to Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Registrant’s Amended and Restated Agreement and Declaration of Trust and to Article 9 (Issuance of Shares Certificates) and Article 11 (Shareholders’ Voting Powers and Meetings) of the Registrant’s Amended and Restated By-laws, incorporated by reference to Exhibits (a) and (b).

(d)(1)	—	Investment Advisory Agreement between Registrant and International Value Advisers, LLC (1)

(d)(2)	—	Fee Waiver/Expense Reimbursement Letter Agreement, dated December 2, 2010 (4)

(e)	—	Distribution Agreement between Registrant and IVA Funds Distributors, LLC (3)

(f)	—	Not applicable.

(g)	—	Master Custodian Agreement between Registrant and State Street Bank and Trust Company (1)

(h)(1)	—	Administration Agreement between Registrant and State Street Bank and Trust Company (1)

(h)(2)	—	Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (1)

(i)(1)	—	Share Issuance Opinion of Counsel (5)

(i)(2)	—	Consent of Counsel to incorporate Share Issuance Opinion by reference- Filed herewith

(j)	—	Consent of independent registered public accounting firm – Filed herewith

(k)	—	Not applicable.

(l)	—	Initial Capital Agreement (1)

(m)	—	Distribution Plans (1)

(n)	—	Multi-Class Plan (1)

(o)	—	Reserved.

(p)(1)	—	Code of Ethics of the Registrant (1)

(p)(2)	—	Code of Ethics of the Adviser – Filed herewith

(q)	—	Power of Attorney (1)

(q)(1)	—	Power of Attorney for Ronald S. Gutstein (3)

(q)(2)	—	Power of Attorney for William M. Rose - Filed herewith

(1) Incorporated herein by reference from Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) (File Nos. 333-151800, 811-22211) as filed with the Securities and Exchange Commission on September 19, 2008.
(2) Incorporated herein by reference from Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 19, 2009.
(3) Incorporated herein by reference from Post-Effective Amendment No. 2 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 18, 2009.
(4) Incorporated herein by reference from Post-Effective Amendment No. 5 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on January 27, 2012.
(5) Incorporated herein by reference from Post-Effective Amendment No. 4 to Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 21, 2010.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30. INDEMNIFICATION

Article VII of Registrant’s Amended and Restated Agreement and Declaration of Trust provides:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Section 7 of the Distribution Agreement (“Agreement”) between the Registrant and IVA Funds Distributors, LLC (the “Distributor”) provides:

The Registrant shall indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) (collectively, “Losses”) that any Distributor Indemnitee may incur under the 1933 Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Funds pursuant to this Agreement; (ii) the Registrant’s breach of any of its obligations, representations, warranties or covenants contained in this Agreement; (iii) the Registrant’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of the Financial Industry Regulatory Authority or of the Securities and Exchange Commission or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Registrant’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Registrant or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its obligations or duties under this Agreement or by reason of its reckless disregard of its obligations or duties under this Agreement.

Section 4 of the Indemnity Agreement between the Registrant, International Value Advisers, LLC (“Adviser”) and IVA Funds Distributors, LLC provides:

The Registrant and Adviser hereby jointly and severally indemnify, defend and hold Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Distributor within the meaning of Section 15 of the 1933 Act (collectively the “Distributor Indemnitees”) free and harmless from and against any and all losses, claims, demands, damages, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith such fees to be payable upon the final disposition of any such claims demands or liabilities) (collectively, the “Losses”) which any Distributor Indemnitee may incur arising out of or based upon (a) Distributor being a party to any covered agreement; (b) any failure by Distributor or any other service provider to the Funds to carry out its or their duties and obligations as required by the covered agreements; or (c) any indemnification provided by Distributor under the covered agreements with respect to Distributor’s and any other service provider’s performance pursuant to the covered agreements; provided, however, that the Trust and Adviser shall not be required to indemnify any Distributor Indemnitee for any Losses arising out of or based upon the willful misfeasance, bad faith or gross negligence of Distributor in the performance of its duties or its reckless disregard of its obligations and duties under the covered agreements.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser and each trustee, officer or partner of the investment adviser, is or has been, engaged within the last two fiscal years for his or her own account or in the capacity of trustee, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of trustee, officer, employee, partner or trustee, and the nature of the relationship.)

Reference is made to the caption “Investment Adviser” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

The information as to the trustees and executive officers of International Value Advisers, LLC is set forth in Form ADV filed with the Securities and Exchange Commission on April 17, 2012 (IARD/CRD No. 146105), as amended through the date hereof, which is incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser.

IVA Funds Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:
1.   IVA Fiduciary Trust

(b) Provide the information required by the following table with respect to each trustee, officer or partner of each principal underwriter named in the response to Item 25.

The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, ME 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100,	President and Manager	None
Portland, ME 04101
Richard J. Berthy	Three Canal Plaza, Suite 100,	Vice President, Treasurer and	None
	Portland, ME 04101	Manager
Jennifer E. Hoopes	Three Canal Plaza, Suite 100,	Secretary	None
Portland, ME 04101
Nanette K. Chern	Three Canal Plaza, Suite 100,	Vice President and Chief	None
	Portland, ME 04101	Compliance Officer
Lisa S. Clifford	Three Canal Plaza, Suite 100,	Vice President and Managing	None
	Portland, ME 04101	Director of Compliance
Nishant Bhatnagar	Three Canal Plaza, Suite 100,	Assistant Secretary	None
Portland, ME 04101

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained as follows:

International Value Advisers, LLC
717 Fifth Avenue, 10th Floor
New York, New York 10022
(records relating to its function as investment adviser)

IVA Funds Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
(records relating to its function as principal underwriter)

State Street Bank and Trust Company
200 Clarendon Street JHT 1593
Boston, Massachusetts 02116
(records relating to its function as administrator)

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169
(records relating to its function as transfer agent for the Registrant’s shares and the dividend disbursing agent)

State Street Bank and Trust Company

1200 Crown Colony Drive
Crown Colony Office Park
Quincy, Massachusetts 02169 (records relating to its function as custodian)

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

None.

NOTICE

A copy of the Amended and Restated Agreement and Declaration of Trust of IVA Fiduciary Trust (the “Trust”), together with all amendments thereto, is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post- Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 27th day of January, 2014.

IVA Fiduciary Trust
(Registrant)

/s/ Michael W. Malafronte

Michael W. Malafronte
President and Chief Executive Officer

Pursuant to the requirements of the 1933 Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicted.

SIGNATURE	TITLE	DATE

/s/ Adele R. Wailand *	Trustee	January 27, 2014

Adele R. Wailand

/s/ Manu Bammi *	Trustee	January 27, 2014

Manu Bammi

/s/ Ronald S. Gutstein *	Trustee	January 27, 2014

Ronald S. Gutstein

/s/ William M. Rose*	Trustee	January 27th, 2014

William M. Rose

/s/ Michael W. Malafronte	Trustee, President and Chief Executive Officer	January 27, 2014

Michael W. Malafronte

/s/ Stefanie Hempstead	Treasurer and Chief Financial Officer	January 27, 2014

Stefanie Hempstead

* By:	/s/ Michael W. Malafronte

Michael W. Malafronte
(Attorney-in-Fact)

IVA Fiduciary Trust

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

99.(i)(2)	Consent of Counsel to incorporate Share Issuance Opinion by reference
99.(j)	Consent of independent registered public accounting firm
99.(p)(2)	Code of Ethics of the Adviser
99.(q)(2)	Power of Attorney for William M. Rose